Exhibit 10.6

ORIGINAL

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) CUSTOMARILY AND ACTUALLY TREATED BY THE REGISTRANT AS PRIVATE OR CONFIDENTIAL.

SUBLICENSE AGREEMENT

This SUBLICENSE AGREEMENT (the “Agreement”) is made and executed as of April 14, 2003 (the “Effective Date”) by and between InterCell Biomedical Research and Development AG, having its principal place of business at Campus Vienna Biocenter 6, A-1030, Vienna, Austria (hereinafter “InterCell”) and VaccGen International, LLC, having its principal place of business at 8 Cambridge Court, Larchmont, New York 10538, U.S.A. (hereinafter “VaccGen”).

RECITALS

WHEREAS, Cheil (as defined hereinafter) and WRAIR (as defined hereinafter) are joint owners of the right, title, and interest in and to certain inventions and patent applications related to the Vaccine (as defined hereinafter).

WHEREAS, under the terms and conditions of the Cheil License Agreement (as defined hereinafter), VaccGen acquired an exclusive, worldwide (excluding Korea) license to the Vaccine from Cheil in order for VaccGen (either directly and/or via sublicense arrangements) to develop, gain regulatory approval, market, manufacture, distribute, use, import, offer for sale, sell, and otherwise commercially exploit the Vaccine.

WHEREAS, under the terms and conditions of the Cheil License Agreement, VaccGen has the right to sublicense its rights in the Vaccine to third parties such as InterCell.

WHEREAS, InterCell obtain a sublicense to the Vaccine from VaccGen in order for InterCell to develop gain regulatory approval, market, manufacture, have manufactured, distribute, use, import, offer for sale, sell and otherwise commercially exploit the Vaccine exclusively in the Territory (as defined hereinafter) and VaccGen is willing to provide such a sublicense to InterCell, subject to the terms: and conditions set forth in this Agreement.

NOW, THEREFORE, and of the foregoing premises and the mutual covenants and agreements hereinafter .4 forth, and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

ARTICLE I

DEFINITIONS

1.1 “Affiliate(s)” shall mean, when used with reference to any Person (as defined hereinafter), any other Person controlling, controlled by, or under common control with such Person. For purposes of the above definition, the term “control” (including with correlative meaning, the terms “controlling,” “controlled by,” and “under common control with”) as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through ownership of voting securities, occupation of board, officer, or management positions, by contract, or otherwise.

1.2 [***].

1.3 “Bridging Study” shall mean a human clinical trial in any country acceptable to FDA approval using the Vaccine, that is designed so that the results can be used to support initiation of the Definitive Clinical Trial (as defined hereinafter) with the Vaccine as the next step in the clinical program under the Development Plan and to support the acceptance by FDA of prior relevant preclinical and clinical study results in the further course of the Vaccine development.

ORIGINAL

1.4 “Cheil” shall collectively mean Cheil Jedang Corporation, having its principal place of business at Dokpyong-Ri, Majang-Myon, Ichon-Si, Kyonggi-Do, 467-810, Republic of Korea and its Affiliate, CJ America, Inc.

1.5 “Cheil License Agreement” shall mean that certain license agreement dated September 24, 1998 between Cheil and VaccGen pursuant to which VaccGen acquired an exclusive, worldwide (excluding Korea) license to the Vaccine from Cheil in order for VaccGen (either directly and/or via sublicense arrangements) to develop, gain regulatory approval, market, manufacture, distribute, use, sell, and otherwise commercially exploit the Vaccine.

1.6 “Confidential Information” is defined in Section 8.1(vi).

1.7 “Definitive Clinical Trial” shall mean a human clinical Phase III trial or equivalent trial using the Vaccine that is designed so that the results can be used in the submission of a PLA (as defined hereinafter) to the FDA and/or non-USA regulatory agencies in order to gain regulatory approval for the Vaccine.

1.8 “Development Plan” shall mean the document, as shown on Exhibit A hereto, which outlines the anticipated activities, budget, costs, and timelines related to development and regulatory approval of the Vaccine as of the Effective Date, as may be updated from time to time in accordance with Section 4.1(vi).

1.9 “Development Program” shall mean any and all efforts and activities necessary to gain regulatory approval for the Vaccine in the Territory, including, but not limited to, preclinical studies, formulation development, human clinical testing, laboratory studies, regulatory activities, and manufacturing.

1.10 “Effective Date” shall mean the date first specified in the introduction to the Agreement.

1.11 “FDA” shall mean the United States Food and Drug Administration or any successor agency thereto.

1.12 “Improvements” shall mean VaccGen Improvements and InterCell Improvements.

1.13 “InterCell Improvements” shall mean any and all new or useful processes, formulations, manufacturing processes, or methods of use of the Vaccine, which are first conceived, reduced to practice or developed by InterCell, the Sublicensee(s), or by InterCell and/or the Sublicensee(s) in collaboration with any other Person other than VaccGen during the term of this Agreement.

1.14 “JDMC” shall mean the Joint Development and Marketing Committee as further defined in Section 4.1.

1.15 “Marketing Partner(s)” shall mean a Person(s) who is appointed and actually paid by InterCell to market, sell, and distribute the Vaccine in an entire country within the Territory. For purposes of clarification: a) a Marketing Partner(s) is not considered a Sublicensee(s) and b) a Marketing Partner(s) is not a vaccine wholesalers (like GIV), a drugstore, a distributor, a salesforce organization, or other like entities that are generally used by companies to market and sell their vaccines.

1.16 “Milestone Payments” is defined in Section 3.2.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) CUSTOMARILY AND ACTUALLY TREATED BY THE REGISTRANT AS PRIVATE OR CONFIDENTIAL.

ORIGINAL

1.17 “Net Sales” shall mean the gross amount received by InterCell and/or its Affiliates and Marketing Partners for the sale or other disposition of the Vaccine (including Improvements) (as determined by generally accepted accounting principles consistently applied) to any party, less the following (and only the following) documented deductions [***]:

[***]

Net Sales shall not include [***].

1.18 “Person(s)” shall mean an individual, a partnership, a corporation, a trust, a joint venture, an unincorporated organization, or a government or any department or agency thereof.

1.19 “Phase I” shall mean a human clinical trial which is designed for first safety data and/or covering a broader range of doses of the Vaccine produced by BioReliance.

1.20 “PLA”’ shall mean a Product License Application or equivalent document (Biologics License Application (“BLA”) or other application) filed with the FDA or any other non-USA regulatory agencies for approval of the Vaccine.

1.21 “Royalty” is defined in Section 3.3.

1.22 “Sublicensee(s)” shall mean any Person(s) to whom InterCell issues a sublicense of any or all of the rights granted to InterCell under Section 2.1 to the Vaccine in accordance with the provisions of Sections 2A and 2.5 of this Agreement.

1.23 “Sublicense Revenue” shall mean any combination of prepaid royalties, profit-sharing or revenue-sharing income, license fees, milestone payments, royalties, and/or any other consideration in the form of cash or any other consideration (including, but not limited to, private or publicly traded securities or other assets) actually received by InterCell from a Sublicensee(s) for the Vaccine or the sublicense of rights granted to InterCell under Section 2.1 (as determined by generally accepted accounting principles consistently applied). It is at InterCell’s sole decision in which form any payments will be made, but InterCell will use commercially reasonable efforts to cause all Sublicense Revenue to be in the form of cash if possible.

Excluded from Sublicense Revenue are amounts received by InterCell (as determined by generally accepted accounting principles consistently applied):

[***]

In the event that InterCell sublicenses the Vaccine and other InterCell products or technologies to the same Sublicensee, InterCell will use commercially reasonable efforts to insure that the Sublicense Revenue received by InterCell under the sublicense agreement for the Vaccine reflects the relative commercial value of the Vaccine.

1.24 “Territory” shall mean the entire world, except for Korea and the Caribbean (Aruba, Antigua, Bahamas, Barbados, Bermuda, Cayman Islands, Curacao, Dominican Republic, Jamaica, Puerto Rico, St. Croix, St. Lucia, St. Martin, St. Thomas, and Turks and Calicos).

1.25 “VaccGen Improvements” shall mean any and all new or useful processes, formulations, manufacturing processes, compositions of matter or methods of use of the Vaccine, which are first conceived, reduced to practice or developed by VaccGen, Cheil, WRAIR or by VaccGen in collaboration with any other Person other than InterCell, including without limitation Cheil or WRAIR, during the term of this Agreement.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) CUSTOMARILY AND ACTUALLY TREATED BY THE REGISTRANT AS PRIVATE OR CONFIDENTIAL.

ORIGINAL

1.26 “Vaccine” shall mean that certain prophylactic second-generation, purified, inactivated Japanese encephalitis vaccine developed by Cheil, VaccGen, and WRAIR, whose manufacture, use or sale is covered by a Valid Claim.

1.27 “Vaccine Information” shall mean any information developed with respect to the Vaccine or Improvements, whether prior to Of during the term of the Agreement. By way of illustration, but not limitation, Vaccine Information may include know how, preclinical data, clinical data, laboratory data, manufacturing processes, manufacturing data, methods, techniques, projects, development plans, suppliers, etc.

1.28 “Vaccine Patents” shall mean United States patent #6,309,650 as well as any other patents or patent applications owned or controlled by Cheil, WRAIR or VaccGen which cover the prophylactic second-generation, purified, inactivated Japanese encephalitis vaccine developed by Cheil, VaccGen and WRAIR, as shown on Exhibit B hereto, and all continuations, continuation-in-part, additions, divisions, renewals, extensions, re-examinations, substitutions, confirmations, registrations, revalidations, revisions, additions and reissues of the foregoing and all non-USA counterparts of any of the foregoing.

1.29 Valid Claim shall mean any claim of an issued and unexpired patent within the Vaccine Patents or patents assigned to Cheil covering Improvements which has not been held unenforceable or invalid by a court or other governmental agency of competent jurisdiction in an =appealed or unappealable decision, and which has not been disclaimed or admitted to be invalid or unenforceable through reissue or otherwise.

1.30 “WRAIR” shall mean the Walter Reed Army Institute of Research, with a principal place of business at 503 Robert Grant Avenue, Silver Spring, MD 20910-7500.

ARTICLE II

GRANT OF SUBLICENSE

2.1 License Grant

Subject to the terms and conditions hereinafter set forth, VaccGen hereby grants to InterCell and InterCell’s Affiliates, and InterCell hereby accepts, an exclusive, sublicensable (in accordance with Sections 2.1(ii) and 25) sublicense to the Vaccine and under the Vaccine Patents, including without limitation all intellectual property rights relating to Improvements as specified herein, in order for InterCell and InterCell’s Affiliates to:

(i) develop, gain regulatory approval, manufacture, have manufactured, distribute, use, offer for sale, import, sell, market, and otherwise commercially exploit the Vaccine in the Territory, and

(ii) sublicense rights in, to and under the Vaccine and any or all of the Vaccine Patents to Persons other than Affiliates in order that the Sublicensee(s) can develop, gain regulatory approval, manufacture, have manufactured, use, offer for sale, import, sell, market, and otherwise commercially exploit the Vaccine in the Territory.

2.2 License Scope

For the avoidance of doubt, InterCell’s sublicense pursuant to Section 2.1 shall be exclusive in the Territory.

2.3 Rights Retained by VaccGen in the Territory

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) CUSTOMARILY AND ACTUALLY TREATED BY THE REGISTRANT AS PRIVATE OR CONFIDENTIAL.

ORIGINAL

(i) VaccGen shall retain the right to co-promote the Vaccine in the United States of America. For the purposes of clarification, co-promote will mean that VaccGen will market and engage in promotional activities for the Vaccine, such as detailing, with InterCell as mutually agreed by the parties in good faith. The parties agree to co-promote the Vaccine in harmony with each other, always with the objective of maximizing Net Sales in the Territory. Both parties acknowledge that VaccGen will not itself sell any Vaccine as part of its co-promotional activities, as sales generated from such co-promotional efforts by VaccGen shall be made and received by, paid directly to and recognized by InterCell and will be considered Net Sales and subject to Royalty payments in accordance with Section 3.3. Upon submission of the PLA in the United States, the parties will negotiate in good faith the cost, expense, and other details of such co-promotional efforts by VaccGen.

(ii) VaccGen will participate with InterCell in all discussions regarding a federal government contract for the Vaccine with the United States military.

(iii) VaccGen will retain the exclusive rights to the Vaccine in the Caribbean.

(iv) VaccGen will have the right to participate with InterCell in the Development Program in accordance with Section 4.1.

(v) Upon approval of the PLA by the FDA, the parties will discuss in good faith whether VaccGen will be appointed as InterCell’s co-marketing partner in the United States and provided that any of VaccGen’s co-marketing activities for the Vaccine shall be subject to and conditioned upon a written agreement by the parties.

(vi) VaccGen shall retain certain additional rights expressly set forth in this Agreement, including such rights expressly stated in Article V and Article VI herein.

2.4 No Other Rights

Nothing in this Agreement shall be construed to constitute a grant to InterCell and/or the Sublicensees of any rights other than those expressly granted herein.

InterCell shall sell the Vaccine in the Territory only and shall use its reasonable best efforts not to directly or indirectly sell, transfer, or in any way deliver the Vaccine to Korea, as exclusive rights to the Vaccine in Korea are retained by Cheil in accordance with the Cheil License Agreement.

Nothing in this Agreement shall be construed to constitute a grant to VaccGen, Cheil or WRAIR of any rights other than those expressly granted herein.

2.5 InterCell’s Sublicense Obligations

InterCell will be responsible for negotiating and executing sublicense agreements with potential Sublicensees regarding the Vaccine, if any, according to the following guidelines:

(i) InterCell will advise VaccGen of a potential Sublicensee(s) and will keep VaccGen routinely updated on progress of discussions and negotiations with a potential Sublicensee(s).

(ii) Subject to reasonable redaction rights, InterCell will send reasonably complete drafts of all sublicense agreements to VaccGen for review and comments prior to execution. VaccGen shall diligently review such sublicense agreements by providing InterCell with comments, if any, as soon as possible, but in no event to exceed [***] from VaccGen’s receipt of such draft sublicense agreements. InterCell will give reasonable consideration to VaccGen’s comments; however, all final decisions regarding such sublicense agreements will be the sole responsibility of InterCell as long as the sublicense agreements are materially consistent with the terms and conditions of this Agreement.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) CUSTOMARILY AND ACTUALLY TREATED BY THE REGISTRANT AS PRIVATE OR CONFIDENTIAL.

ORIGINAL

(iii) Subject to reasonable redaction rights, InterCell will send VaccGen a copy of all final executed sublicense agreements for the Vaccine (as well as all other associated agreements, side letters, and/or the like related to the Vaccine executed by InterCell and the Sublicensee(s), if any) with Sublicensees within [***] after execution of such sublicense agreement.

As VaccGen has a right to verify its share of Sublicense Revenue owed under sublicense agreements in accordance with Section 3.4, InterCell’s shall not use its redaction rights above to redact any sections of sublicense agreements that pertain to Sublicense Revenue owed by Sublicensees to InterCell.

2.6 Maintenance of the Cheil License Agreement

VaccGen shall comply with all of the terms and conditions of, and shall maintain in full force and effect, the Cheil License Agreement. VaccGen shall use its best efforts to allow InterCell to exercise all of the rights provided to it hereunder and represents and warrants that it has obtained all necessary consents to enter into this Agreement, including without limitation from Cheil and WRAIR, to the extent such consents are required. VaccGen acknowledges and agrees that Section 7.4(v) of the Cheil License Agreement provides for the continuation of VaccGen’s sublicenses thereunder in the event of termination of the Cheil License Agreement under certain conditions, and VaccGen in its reasonable best efforts to secure the continuation of this Agreement in the event of such determination, VaccGen shall promptly notify InterCell in writing if Cheil or any third party alleges any breach by VaccGen of the Cheil License Agreement, the rights under which have been granted to lnterCell, and VaccGen shall use its reasonable best efforts to cure any such breach. Notwithstanding the foregoing, InterCell shall be entitled, but not obligated, to cure any alleged breach by VaccGen of the Cheil License Agreement and set-off the cost of such cure against amounts otherwise owed to VaccGen hereunder.

2.7 Combination Vaccine and Adjuvanted Vaccine

(i) In the event the parties identify opportunities to develop a combination vaccine by formulating the antigen component of the Vaccine with another antigen(s), InterCell shall have the right, but not the obligation, to pursue such a combination vaccine if, in good faith, it is in the economic interest of both InterCell and VaccGen. In the event InterCell decides to pursue such a combination vaccine, the parties agree to negotiate in good faith appropriate adjustments to the Royalties owed to VaccGen under Section 3.3.

(ii) In the event the parties identify opportunities to develop an improved Japanese encephalitis vaccine (single shot, more potent, etc.) by formulating the antigen component of the Vaccine with an adjuvant other than alum, InterCell shall have the right, but not the obligation, to pursue such an adjuvanted vaccine if, in good faith, it is in the economic interest of both InterCell and VaccGen. In the event InterCell decides to pursue such an adjuvanted vaccine, the parties agree to negotiate in good faith appropriate adjustments to the Royalties owed to VaccGen under Section 3.3.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) CUSTOMARILY AND ACTUALLY TREATED BY THE REGISTRANT AS PRIVATE OR CONFIDENTIAL.

ORIGINAL

2.8 [***]

ARTICLE III

PAYMENTS

3.1 License Fees

(i) In consideration of this grant of sublicense to InterCell hereunder, InterCell shall pay VaccGen a non-creditable, non-refundable initial license fee of three hundred fifty thousand United States dollars (USD$350,000), which shall be payable within five (5) days upon execution of this Agreement.

(ii) In consideration of this grant of sublicense to InterCell hereunder, InterCell shall pay VaccGen a non-creditable, non-refundable second license fee of four hundred fifty thousand United States dollars (USDS450,000), which shall be payable upon the first human subject being enrolled in the Bridging Study.

3.2 Milestone Payments

InterCell shall make non-creditable, non-refundable milestone payments (“Milestone Payments”) to VaccGen upon InterCell’s, an InterCell Affiliate’s or a Sublicensee’s achievement of the following milestones in accordance with the following schedule:

(i) InterCell shall make a Milestone Payment of five hundred thousand United States dollars (USD$500,000) to VaccGen upon the first human subject being enrolled in the Definitive Clinical Trial.

(ii) InterCell shall make a Milestone Payment of nine hundred thousand United States dollars (USD$900,000) to VaccGen upon the first PLA being filed for the Vaccine anywhere in the Territory.

(iii) InterCell shall make a Milestone Payment of two million United States dollars (USD$2,000,000) to VaccGen upon the first regulatory approval of the Vaccine anywhere in the Territory.

After the second license fee is paid by InterCell in accordance with Section 3.1(ii), VaccGen and InterCell will discuss in good faith whether portions of the Milestone Payments owed under Section 3.2 will be replaced by transfer of InterCell stock options to VaccGen.

3.3 Royalty Payments

(i) For Vaccine marketed, sold and distributed directly by InterCell and/or its Affiliates (other than to or through Marketing Partners), InterCell shall pay VaccGen a royalty (“Royalty”) upon commercialization of the Vaccine equal to [***] percent ([***]%) of Net Sales.

(ii) For Vaccine marketed, sold, and distributed by InterCell’s Marketing Partners, InterCell shall pay VaccGen a Royalty upon commercialization of the Vaccine equal to [***] percent ([***]%) of Net Sales.

(iii) InterCell shall make a minimum Royalty payment to VaccGen during each and every calendar year (January 1 — December 31) after the first commercial launch of the Vaccine during the term of this Agreement as follows. [***]. In the event that, during the applicable calendar year for as long as royalty obligations exist, InterCell’s total annual Royalty payments to VaccGen pursuant to Section 3.3 and/or Sublicense Revenue sharing under Section 3.4 are less than the annual minimum amounts set forth above (“Minimum Royalty”), InterCell shall make a payment to VaccGen together with the Royalty report for the fourth quarter of such year required in Section 3.6 equal to the difference between such Minimum Royalty and the Royalties paid to VaccGen for such year pursuant to Section 3.3 above.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) CUSTOMARILY AND ACTUALLY TREATED BY THE REGISTRANT AS PRIVATE OR CONFIDENTIAL.

ORIGINAL

3.4 Revenue Sharing if InterCell Sublicenses the Vaccine

Under all sublicensing agreements executed by InterCell for the Vaccine, InterCell shall pay VaccGen [***] of any and all Sublicense Revenue actually received by InterCell from Sublicensees; provided, however, that with respect to all Sublicense Revenue received by InterCell from Sublicensees for achievement of milestones set forth in Section 3.2, or substantially similar milestones, InterCell shall only pay VaccGen [***] of that portion of such Sublicense Revenue which is in excess of the applicable milestone amount set forth in Section 3.2.

3.5 Payments

(i) The license fee owed to VaccGen under Section 3.1(ii) due for the first human subject being enrolled in the Bridging Study shall be payable by InterCell within [***] after the achievement of such event.

(ii) Any Milestone Payments owed to VaccGen under Section 3.2 shall be payable by InterCell to VaccGen within [***] after the achievement of the applicable milestone.

(iii) Any Royalty owed to VaccGen pursuant to Section 3.3 shall be due [***] after the end of each calendar quarter (March 31, June 30, September 30, and December 31) beginning with the first calendar quarter in which Net Sales occur and shall be payable by InterCell to VaccGen within [***] following the last day of the applicable calendar quarter.

(iv) Payments owed to VaccGen pursuant to Section 3.4 shall be payable by InterCell to VaccGen within [***] after the end of the calendar quarter in which such Sublicense Revenue is actually received by InterCell from the Sublicensee(s).

3.6 Reports

For each payment made pursuant to Sections 3.1-3.4, InterCell shall also deliver to VaccGen an accompanying report setting forth in reasonable detail the calculation of the accompanying VaccGen payments (e.g., license fee, Royalty, Sublicensing Revenue, and Milestone Payments).

3.7 Currency and Place of Payment

(i) All payments from InterCell to VaccGen under this Agreement shall be made in the legal currency of the United States of America by either a) corporate check to VaccGen at the address specified in Section 12.7 or an address designated in writing by VaccGen from time to time or b) wire transfer to a bank account designated in writing by VaccGen from time to time and provided to InterCell in accordance with Section 12.7.

(ii) With respect to Net Sales or Sublicense Revenue made in currency other than United States dollars, payments shall be computed based upon the conversion rate of the currencies of Net Sales or Sublicense Revenue into United States dollars as is published in The Wall Street Journal (Eastern Edition) as of the last business day of the calendar quarter covered by the report submitted to VaccGen pursuant to Section 3.6.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) CUSTOMARILY AND ACTUALLY TREATED BY THE REGISTRANT AS PRIVATE OR CONFIDENTIAL.

ORIGINAL

3.8 Late Payment

Payments to VaccGen hereunder shall be deemed paid as of the day on which they are received pursuant to Section 3.7(i). Any payment or part of a payment which is not paid on or before the date when due shall accrue interest thereon from such date until the date of its payment in full at [***].

3.9 Records

InterCell agrees to maintain for [***] after the submission of each report under Section 3.6 hereof full and accurate books and records in sufficient detail to enable the amounts due to VaccGen under this Agreement to be verified.

3.10 Taxes

Subject to applicable law, InterCell will use its reasonable best efforts to insure that Austrian taxes are not withheld from any payments owed to VaccGen under this Agreement. Notwithstanding the foregoing, InterCell may withhold from any Royalty or payment to VaccGen under this Agreement any taxes required to be withheld by InterCell under the applicable laws of the United States or any other country, state, territory or jurisdiction and if such taxes are required to be withheld by InterCell, they will be deducted from such payments due to VaccGen and will be paid by InterCell for the account of VaccGen, a receipt thereof secured, if available, and sent to VaccGen.

3.11 Audit Rights

InterCell shall maintain appropriate books and records in such a manner as to clearly and accurately show Net Sales and Sublicense Revenue as defined herein. InterCell shall permit an independent public accountant designated by VaccGen and reasonably acceptable to InterCell, to have access, no more than [***] in each calendar year during the term of this Agreement and for the [***] following the expiration or termination of InterCell’s royalty obligations hereunder, during regular business hours and upon at least [***] prior written notice, to InterCell’s records and books relating to amounts payable hereunder, for the purpose of determining the accuracy of Net Sales and Sublicense Revenue reported, and Royalty payments made, by InterCell to VaccGen within the [***] immediately preceding such an audit. The independent public accountant shall be under a confidentiality obligation to InterCell to disclose to VaccGen only (a) the accuracy of Net Sales and Sublicense Revenue reported and the basis for Royalty payments made to VaccGen under this Agreement, and (b) the difference, if any, such reported and paid amounts vary from amounts determined as a result of the audit. InterCell shall cooperate reasonably with the parties making such examination or audit on behalf of VaccGen. InterCell shall promptly pay to VaccGen or VaccGen shall promptly refund to InterCell, as the case may be, any underpayment or overpayment revealed by the examination or audit. If an examination or audit is performed due to InterCell’s failure to submit any reports pursuant to Section 3.6 when such reports are due under this Agreement or its failure to reasonably maintain books and records as provided herein, or in the event such examination or audit shows an underpayment to VaccGen of more than [***] or [***] for any calendar quarter, [***], then InterCell shall within [***] following written notice pay to VaccGen the reasonable and customary cost of such an examination or audit as well as all amounts shown to be due under this Agreement.

3.12 Payments to WRAIR, Cheil, and Barr

VaccGen shall be responsible for third party royalties or other forms of consideration, if any, which are owed to WRAIR, Cheil, and Barr Laboratories, Inc. as a result of development or commercialization of the Vaccine. In the event that such third party royalties or other consideration are not paid, VaccGen shall immediately provide lnterCell written notice of such failure and InterCell shall haver; the right to make such payment on VaccGen’s behalf. InterCell shall then be entitled to deduct any such payment made by InterCell under this Section 3.12 from any amounts due to VaccGen under this Agreement.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) CUSTOMARILY AND ACTUALLY TREATED BY THE REGISTRANT AS PRIVATE OR CONFIDENTIAL.

ORIGINAL

3.13 Royalty Stacking

If InterCell is required to make any payment (including, but not limited to, royalties or other license fees) to one or more third parties to obtain a license or similar right in the absence of which, based on convincing written evidence, InterCell could not legally make, import, use, sell, or offer for sale the Vaccine, such third-party payments shall be [***] creditable against all amounts otherwise owed to VaccGen hereunder.

3.14 No Multiple Royalties

No multiple Royalties shall be due or payable because the manufacture, use, offer for sale, sale or import of a Vaccine is or shall be covered by more than one Valid Claim.

3.15 Royalty and Payment Term

InterCell’s obligation to pay Royalties and other amounts to VaccGen under Sections 3.3 and 3.4 shall continue until the expiration or final determination of invalidity of the last Valid Claim. Upon the expiration or final determination of invalidity of the last Valid Claim, InterCell will pay for a period of 7 years the following reduced Royalties and other amounts to VaccGen:

(i) [***] under Section 3.3(i),

(ii) [***] under Section 3.3(ii), and

(iii) [***] under Section 3.4.

Upon expiration of this 7 year period, InterCell shall have no further obligation to pay any Royalties or other amounts due under Article 3. Notwithstanding the above, InterCell shall be obligated after expiration of the royalty term to pay any Royalty amounts that accrued under Article 3 prior to such expiration.

ARTICLE IV

RESPONSIBILITIES OF THE PARTIES

4.1 Joint Development and Marketing Committee

(i) The Development Program for the Vaccine shall be designed, directed, implemented, and monitored by the JDMC. The goal and spirit of the JDMC during the Development Program is to develop and gain regulatory approval for the Vaccine as promptly as practical, consistent with reasonable commercial and scientific practices.

(ii) After commercialization of the Vaccine, the JDMC will advise InterCell on the marketing and sale of the Vaccine is the Territory. The goal and spirit of the JDMC after commercialization is to maximize salts of the Vaccine in the Territory, consistent with reasonable business practices.

(iii) The JDMC will be composed of two (2) representatives appointed by each of InterCell and VaccGen. Initially, such representatives shall be [***] from VaccGen and [***] from InterCell. The JDMC will be chaired by InterCell. Initially, the chairperson shall be [***]. The representatives of the JDMC shall be the primary contacts between the parties with respect to the Development Program. Each party may replace its representative at any time upon written notice to the other party and InterCell may replace the chairperson at any time, as long as the replacement representative and/or chairperson, as the case may be, are adequately qualified and empowered to make decisions regarding the Development Program. Other persons from VaccGen and InterCell may be invited to attend meetings of the JDMC on an as needed basis. The JDMC shall meet on an as needed basis; however, unless unanimously agreed to by the JDMC, the JDMC will at minimum:

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) CUSTOMARILY AND ACTUALLY TREATED BY THE REGISTRANT AS PRIVATE OR CONFIDENTIAL.

ORIGINAL

(a) prior to commercialization of the Vaccine, conduct a conference call to review the Development Program on a monthly basis and, after commercialization of the Vaccine, conduct a conference call to review the marketing and sales of the Vaccine on a quarterly basis (every [***]); and

(b) prior to commercialization of the Vaccine, hold a meeting to review the Development Program on a quarterly basis (every [***]) and, after commercialization of the Vaccine, hold a meeting to review the marketing and sales of the Vaccine on a twice annual basis.

The times and/or locations of such conference calls and meetings will be determined by the JDMC representatives. The reasonable cost and expense of the JDMC (meetings, travel, etc.), which have been pre-approved in writing by InterCell, will be borne by InterCell.

(iv) The JDMC will use its best efforts to resolve any disagreements among the parties. However, if the JDMC representatives cannot resolve such disagreements, the chairperson shall have a casting and deciding vote (which such vote shall thereupon be the decision of the JDMC with respect thereto). All final decisions by the JDMC, including the chairperson, shall be consistent with the terms, conditions and spirit of this Agreement; provided however that in no event shall InterCell as chair of the JDMC be required to approve any amendments or changes to the Development Plan which would substantially increase its obligation to fund Development Plan beyond the projected cost of such plan as of the Effective Date.

(v) At meetings and conference calls of the JDMC, the parties will share with each other all Vaccine Information generated during the Development Program and all marketing information (sales, manufacturing, distribution, etc.) alter commercialization of the Vaccine.

(vi) The Development Plan, as shown on Exhibit A hereto, details the activities, budget, costs, and timelines related to development and commercialization of the Vaccine after the Effective Date. Either party may submit proposed amendments or updates to the Development Plan for the JDMC’s consideration and approval and the JDMC will update the Development Plan on an as needed basis during the term of the Agreement, so that the Development Plan remains up-to-date and accurate.

4.2 Sharing of Vaccine Information

(i) Promptly following the Effective Date, VaccGen shall transfer all Vaccine Information developed prior to the Effective Date to InterCell.

(ii) During the term of this Agreement and pursuant to Section 4.1(v), both parties shall share with the other party all Vaccine Information generated by the disclosing party or other Persons working in collaboration with such disclosing party, including Sublicensees.

(iii) With respect to Vaccine Information disclosed hereunder by VaccGen to InterCell, VaccGen hereby grants to InterCell a royalty-free, transferable, sublicensable, exclusive, worldwide (except for Korea and the Caribbean) right and license, under VaccGen’s rights and interests in, under and to Vaccine Information (including without limitation any copyright or trade secret interests), disclosed either before or after the Effective Date, to use, reproduce, distribute, display, prepare derivative works of and otherwise modify, make, sell, offer to sell, import and otherwise use and exploit (and have others exercise such rights on behalf of InterCell) all or any portion of such Vaccine Information in connection with InterCell’s exercise of the license grant set forth in Section 2.1.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) CUSTOMARILY AND ACTUALLY TREATED BY THE REGISTRANT AS PRIVATE OR CONFIDENTIAL.

ORIGINAL

(iv) With respect to Vaccine Information disclosed hereunder by InterCell to VaccGen, InterCell hereby grants to VaccGen a royalty-free, transferable, sublicensable, non-exclusive right and license, under InterCell’s rights and interests in, under and to such Vaccine Information (including without limitation any copyright or trade secret interests), disclosed after the Effective Date, to use, reproduce, distribute, display, prepare derivative works of and otherwise modify, make, sell, offer to sell, import and otherwise use and exploit (and have others exercise such rights on behalf of VaccGen) all or any portion of such Vaccine Information in the Caribbean and in Korea solely in connection with VaccGen’s satisfaction of its contractual obligations with Cheil which exist as of the Effective Date and are set forth in the Cheil License Agreement.

4.3 Responsibility for the Development Program

(i) The cost and expense of the Development Program pursuant to and expressly set forth in the Development Plan shall be solely borne by InterCell, it’s Sublicensees (if any), and their Affiliates.

(ii) InterCell and/or its Sublicensee(s) shall be responsible, at their cost and expense, for any and all activities performed by InterCell and/or its Sublicensees(s) pursuant to and expressly set forth in the Development Plan.

(iii) InterCell and/or its Sublicensee(s) shall fund their activities performed pursuant to the Development Program in a reasonable and timely manner according to the Development Plan (Exhibit A). InterCell and/or its Sublicensees will fund activities performed by others (including without limitation VaccGen, Cheil, [***] and WRAIR) performed in accordance with the terms of the Development Plan, including without limitation the budgets and costs. InterCell and/or its Sublicensees will fund activities performed by others which costs exceed the budget provided for in the Development Plan only to the extent such activities and costs have received InterCell’s prior written approval.

(iv) InterCell will share with VaccGen all plans and results from activities under the Development Program pursuant to and in accordance with Section 4.2(ii), such plans and results to be included within the license grant set forth in Section 4.2(iv).

(v) InterCell acknowledges that development and regulatory approval of the Vaccine is a high priority project for InterCell. Consequently, InterCell and/or its Sublicensee(s) shall use commercially reasonable efforts to develop, manufacture, gain regulatory approval and reasonably promptly launch the Vaccine, consistent with reasonable commercial and scientific practices and in accordance with the Development Plan (Exhibit A).

4.4 Government Approvals for the Vaccine

(i) InterCell and/or its Sublicensee(s) shall be responsible, at their cost and expense, for obtaining and maintaining all approvals, licenses, permits, registrations or authorizations, including pricing and reimbursement approvals, of any U.S. or non-U.S. national, state or local regulatory agency, department, bureau or other government entity, necessary for the manufacture, use, storage, transport or sale of the Vaccine sold by or on behalf of InterCell, the Sublicensee(s) or their Affiliates in the Territory obtained or maintained after the Effective Date. All such approvals, registrations and authorizations shall be in the name of InterCell and/or the Sublicensee(s). If requested by InterCell in writing, VaccGen will reasonably cooperate, and will request that Cheil reasonably cooperates, with InterCell to satisfy InterCell’s obligations under this Section 4.4 at InterCell’s cost and expense.

(ii) The parties acknowledge and agree that (a) all regulatory filings for the Vaccine, including without limitation the Investigational New Drug application originally filed by WRAIR and transferred to VaccGen during the fourth quarter 2002, shall be transferred to InterCell, (b) InterCell shall receive full rights of reference to any regulatory filings for the Vaccine which have not been transferred, if any, in accordance with the foregoing and (c) VaccGen will assist in effectuating all of InterCell’s rights in connection with the foregoing, including arrangements that need to be addressed with WRAIR, if any.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) CUSTOMARILY AND ACTUALLY TREATED BY THE REGISTRANT AS PRIVATE OR CONFIDENTIAL.

ORIGINAL

4.5 Responsibility for Commercialization

(i) Subject to the parties’ agreement with respect to VaccGen’s co-promotional and co-marketing efforts pursuant to Section 2.3, InterCell and/or its Sublicensee(s) and Marketing Partner(s) shall be responsible, at their cost and expense, for commercialization of the Vaccine in the Territory, including, but not limited to, sales, marketing, manufacturing, and distribution.

(ii) InterCell acknowledges that commercialization of the Vaccine is a high priority project for InterCell. Consequently, InterCell and/or its Sublicensee(s) and Marketing Partner(s) shall use commercially reasonable efforts to maximize Net Sales of the Vaccine in the entire Territory, consistent with commercially reasonable business practices.

(iii) VaccGen acknowledges that InterCell has the right at its own and sole discretion to appoint Marketing Partners to market, sell, find distribute the Vaccine in the Territory. InterCell is responsible for the cost and expense of such Marketing Partners, if any.

(iv) InterCell will share with VaccGen reasonable marketing and sales information on the Vaccine in the entire Territory after commercialization of the Vaccine pursuant to and in accordance with Section 4.2(ii), such information to be included within the license grant set forth in Section 4.2(iv).

4.6 Manufacture and Supply of the Vaccine

InterCell and/or its Sublicensee(s) shall be responsible, at their cost and expense, to manufacture or have manufactured at a third party the Vaccine according to the Development Plan and for commercial purposes. InterCell will share with VaccGen reasonable manufacturing information on the Vaccine pursuant to and in accordance with Section 4.2(ii), such information to be included within the license grant set forth in Section 4.2(iv).

4.7 Assistance by VaccGen

VaccGen and InterCell have entered into a consulting agreement (the “Consulting Agreement”) as of even date herein. Under the terms and conditions of the Consulting Agreement, VaccGen will reasonably assist, and request Cheil and WRAIR to reasonably assist, if applicable, InterCell with reasonable best efforts in the development, regulatory approval, manufacture, marketing and selling of the Vaccine in the Territory; provided, however, that such assistance by VaccGen shall in no way relieve InterCell of its responsibility for implementing those aspects of the Development Program assigned to it according to the Development Plan and commercialization of the Vaccine.

4.8 Notification

Each party shall notify the other immediately in writing of any adverse or unexpected results, or any potential government action relevant to the Vaccine of which such party is aware, either directly or as result of notice from a Sublicensee(s) or otherwise. Following such notification, the parties shall confer to determine in good faith an appropriate course of action, if any, subject to applicable national, state and local laws, rules, regulations and statutes, with InterCell having final decision-making authority as to the appropriate course of action, if any.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) CUSTOMARILY AND ACTUALLY TREATED BY THE REGISTRANT AS PRIVATE OR CONFIDENTIAL.

ORIGINAL

ARTICLE V

OWNERSHIP OF VACCINE AND IMPROVEMENTS

5.1 Ownership of Vaccine

Nothing contained herein shall confer upon either InterCell or VaccGen ownership rights in and to the Vaccine and the Vaccine Patents; it being understood that the ability of InterCell and VaccGen to have access to the Vaccine, Vaccine Patents, and Improvements (if any) in accordance with the terms of the Agreement shall not be impaired by the foregoing.

5.2 Improvements

(i) During the term of this Agreement, VaccGen shall disclose to InterCell, in writing, all VaccGen Improvements, whether patentable or not, if any. With respect to all VaccGen Improvements disclosed under this Section 5.2(1), such VaccGen Improvements shall be automatically included under the terms and conditions of this Agreement, including without limitation the license grant to InterCell in Section 2.1.

(ii) During the term of this Agreement, InterCell shall disclose to VaccGen, in writing, all InterCell Improvements, whether patentable or not, if any. With respect to all InterCell Improvements disclosed under this Section 5.2(ii), when InterCell has so promptly disclosed, InterCell will assign its rights in, to and under any such InterCell Improvements to Cheil and such InterCell Improvements shall be included under the terms and conditions of this Agreement, including without limitation the license grant to InterCell in Section 2.1.

(iii) In accordance with the Cheil License Agreement, Cheil and VaccGen shall have the first and second options, respectively, of filing, prosecuting and maintaining any patent applications, at their cost and expense, regarding Improvements disclosed under Section 5.2(i) and (ii). VaccGen shall provide InterCell with all material documentation and correspondence from, sent to or filed with patent offices regarding such patent applications and with a reasonable opportunity to review and comment upon all filings with such patent offices in advance. VaccGen shall reasonably consult with InterCell with respect thereto and raise InterCell’s comments and concerns thereto with Cheil. Title to any such patent applications and any patents issuing therefrom on such Improvements shall be in Cheil’s name in accordance with the Cheil License Agreement, but such patents shall be exclusively licensed to InterCell in the Territory under the terms and conditions of this Agreement, including without limitation the license grant in Section 2.1.

(iv) If VaccGen and Cheil elect not to file, prosecute or maintain any such patent applications or patents on such Improvements, then InterCell shall have the right, but not the obligation, to file, prosecute and maintain any such patent applications or patents on such Improvements at its own expense. Title to any such patents on such Improvements shall be in Cheil’s name in accordance with the Cheil License Agreement, but such patents shall be exclusively sublicensed to InterCell in the Territory under the terms and conditions of this Agreement. InterCell shall be entitled to deduct any amounts it incurs as a result of its filing, prosecution or maintenance of any patent applications or patents under this Section 5.2(iv) from any amounts due to VaccGen under this Agreement.

5.3 Joint Improvements

In the event that Improvements are jointly invented, as determined under United States patent law, by at least one (1) VaccGen employee or person contractually required to assign or license patent rights covering such inventions to VaccGen and at least one (1) InterCell employee or person contractually required to assign or license patent rights covering such inventions to InterCell (“Joint Improvements”) during the term of this Agreement, such Joint Improvements and any patent rights based thereon shall be owned by Cheil in accordance with the Cheil License Agreement, and the parties will assign their rights in, to and under any such Joint Improvements to Cheil and such Joint Improvements shall be included under the terms and conditions of this Agreement, including without limitation the license grant to InterCell in Section 2.1.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) CUSTOMARILY AND ACTUALLY TREATED BY THE REGISTRANT AS PRIVATE OR CONFIDENTIAL.

ORIGINAL

ARTICLE VI

PATENTS

6.1 Prosecution of Vaccine Patents

(i) The parties acknowledge that, during the term of this Agreement, Cheil, in accordance with the Cheil License Agreement, shall be responsible, at Cheil’s cost and expense, for prosecuting to issuance and maintaining all Vaccine Patents, for filing and prosecuting all patent reissues and re-examinations, for applying for and obtaining any patent term extensions, and for paying all maintenance fees, on all Vaccine Patents and all patent applications and patents claiming Improvements.

(ii) VaccGen shall cooperate with Cheil including, without limitation, executing all lawful papers and instruments and making all rightful oaths and declarations, as may be necessary, in the preparation and prosecution of all such Vaccine Patents. If necessary, InterCell will reasonably assist VaccGen in such efforts at VaccGen’s cost and expense.

(iii) VaccGen shall provide InterCell with draft copies of all correspondence and filings on the Vaccine Patents and related prosecution documents in the Territory, and InterCell shall have, to the extent reasonably possible, [***] from receipt of such documents, to provide comments to VaccGen. VaccGen shall confer with InterCell and make reasonable efforts to adopt InterCell’s suggestions regarding prosecution of the Vaccine Patents. Notwithstanding the foregoing, VaccGen and/or Cheil shall have the right to take such actions as are reasonably necessary, in their good faith judgment, to preserve all rights under the Vaccine Patents throughout the Territory. As soon as practical subsequent to the filing of any prosecution document on the Vaccine Patents, VaccGen shall provide InterCell with a copy of such document. In addition, VaccGen shall copy InterCell on any official office action and submissions with respect to the Vaccine Patents in the Territory.

(iv) If Cheil does not diligently file, prosecute and/or maintain Vaccine Patents in the Territory, then VaccGen shall have the right, but not the obligation, to prosecute and/or maintain such Vaccine Patents at VaccGen’s cost and expense.

(v) If both Cheil and VaccGen do not diligently file, prosecute and/or maintain such Vaccine Patents in the Territory, then VaccGen shall immediately provide written notice to InterCell of such failure and InterCell shall have the right, but not the obligation, to file, prosecute and/or maintain such Vaccine Patents at InterCell’s cost and expense. In the event that InterCell assumes responsibility for the cost of prosecution and/or maintenance of the Vaccine Patents in the Territory, at InterCell’s choice and discretion, the actual out-of-pocket costs of filing, prosecution and/or maintenance of such Vaccine Patents shall be deducted against the next Milestone Payment or the Royalty payments owed by InterCell to VaccGen under Section 3.3(i) shall be reduced from [***] percent ([***]%) to [***] percent ([***]%) and under Section 3.3(ii) shall be reduced from [***] percent ([***]%) to [***] percent ([***]%) in the country or countries where InterCell is assuming responsibility for the cost of prosecuting and maintaining such Vaccine Patents. InterCell will make its decision within [***] after any prosecution and/or maintenance of such Vaccine Patents.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) CUSTOMARILY AND ACTUALLY TREATED BY THE REGISTRANT AS PRIVATE OR CONFIDENTIAL.

ORIGINAL

6.2 Infringement of Vaccine Patents

(i) In the event either party becomes aware of a suspected infringement of any Vaccine Patents or patents assigned to Cheil covering Improvements in the Territory, such party shall immediately notify the other party in writing, and following such notification, the parties shall confer as to the handling of such suspected infringement. For suspected infringement claims in the Territory, InterCell shall have the exclusive right, but not the obligation, at its own cost and expense, to: (a) prosecute such suspected infringement by bringing an infringement claim in a court of competent jurisdiction or (b) in its sole good faith discretion, settle such infringement dispute with such third party. All such actions prosecuted or settled pursuant to this Section 6.2(i) shall be in InterCell’s own name and entirely under its own direction and control. At InterCell’s expense, VaccGen will, and will request Cheil to, reasonably assist InterCell in such actions or settlements if so requested by InterCell, and will lend its name, and request Cheil to lend its name, to such actions or settlements if requested by InterCell or required by law. Notwithstanding the foregoing, VaccGen and Cheil shall have the right to participate and be represented in any such actions or settlements by their own counsel at their own expense.

(ii) If InterCell elects not to prosecute or settle any infringement dispute described in Section 6.2(i) within [***] after receiving written notice of the suspected infringement, then VaccGen shall have the right, but not the obligation, to bring such action at its own expense and entirely under its own direction and control. At VaccGen’s expense, InterCell will reasonably assist VaccGen in such actions if so requested by VaccGen or required by law. Notwithstanding the foregoing, InterCell shall have the right to participate and be represented in any such actions or settlements by its own counsel at its own expense.

(iii) Any amounts paid by third parties to InterCell pursuant to Section 6.2(i), whether by settlement or otherwise, shall first be applied toward reimbursement for reasonable expenses incurred and paid for (by both InterCell and VaccGen), and then, amounts received In excess of such expenses, if any, shall be considered Net Sales and subject to Royalty payments in accordance with Section 3.3.

(iv) Any amounts paid by third parties to VaccGen pursuant to Section 6.2(11), whether by settlement or otherwise, shall first be applied toward reimbursement for reasonable expenses incurred and paid for (by both InterCell and VaccGen), and then, amounts received in excess of such expenses, if any, shall be split [***] to VaccGen and [***] to InterCell.

(v) No settlement of any infringement action under this Section 6.2 that: (a) restricts the scope or affects the enforceability of the Vaccine Patents, (b) imposes any liability on InterCell, VaccGen, Cheil, or the Sublicensee(s) or (c) does not provide InterCell, VaccGen, Cheil, and the Sublicensee(s) with a full release from all claims and liability with respect to claims made in litigation, if applicable, may be entered into under this Section 6.2 without the prior written consent of the other party.

6.3 Revocation Proceedings

(i) In the event either party becomes aware of the institution by a third party of any proceedings for the revocation of the Vaccine Patents or any patents assigned to Cheil covering Improvements in the Territory, such party shall immediately notify the other party in writing, and following such notification, the parties shall confer on bow to handle such third party proceeding. The parties acknowledge that for revocation proceedings, Cheil, in accordance with the Cheil License Agreement, shall have the first right, but not the obligation, at Cheil’s cost and expense, to: (a) defend such revocation proceedings or (b) in Cheil’s sole good faith discretion, settle such revocation proceedings with such third party. All such actions defended pursuant to this Section 6.3(i) shall be in Cheil’s own name and entirely under its own direction and control. At Cheil’s cost and expense, InterCell and VaccGen will reasonably assist Cheil in such proceedings if so requested by Chet!, and will lend its name to such proceedings if requested by Cheil or required by law. Notwithstanding the foregoing, InterCell and VaccGen shall have the right to participate and be represented in any such proceedings by their own counsel at their own cost and expense.

(ii) If Cheil elects :lot to defend or settle any proceedings for revocation described in Section 6.3(i) within [***] after becoming aware of the proceeding, then VaccGen shall have the right, but not the obligation, to defend or settle such proceedings at its own cost and expense and entirely under its own direction and control. At VaccGen’s cost and expense, InterCell will reasonably assist VaccGen in such proceedings if so requested by VaccGen or required by law. Notwithstanding the foregoing, InterCell shall have the right to participate and be represented in any such proceedings by its own counsel at its own expense.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) CUSTOMARILY AND ACTUALLY TREATED BY THE REGISTRANT AS PRIVATE OR CONFIDENTIAL.

ORIGINAL

(iii) If both VaccGen and Cheil elect not to defend or settle any proceedings for revocation described in Section 6.3(i) and (ii) within [***] after becoming aware of the revocation, then VaccGen shall immediately provide InterCell with written notice of such election and InterCell shall have the right, but not the obligation, to defend or settle such proceedings at its own cost and expense and entirely under its own direction and control. At InterCell’s cost and expense, VaccGen and/or Cheil will reasonably assist InterCell in such proceedings if so requested by InterCell or required by law. Notwithstanding the foregoing, VaccGen and/or Cheil shall have the right to participate and be represented in any such proceedings by their own counsel at their own cost and expense.

In the event both VaccGen and Cheil decide not to participate in such revocation proceedings and InterCell assumes the responsibility for such proceedings in accordance with Section 6.3(iii), then the Royalty payments owed by InterCell to VaccGen under Section 3.3(i) shall be reduced from [***] to [***] and under Section 3.3(ii) shall be reduced from [***] to [***] in the country or countries where InterCell is defending such revocation proceedings.

(iv) Any amounts paid by third parties to InterCell, Cheil and/or VaccGen as a result of such proceedings, whether by settlement or otherwise, shall first be applied toward reimbursement for reasonable expenses incurred and paid for (by InterCell, Cheil, and VaccGen), and then, amounts received in excess of such expenses, if any, shall be provided to InterCell and considered Net Sales and subject to Royalty payments in accordance with Section 3.3.

(v) No settlement of any defense that: (a) restricts the scope or affects the enforceability of the Vaccine Patents, (b) imposes any liability on InterCell, Cheil, VaccGen, or the Sublicensee(s) or (c) does not provide InterCell, Cheil, VaccGen, and the Sublicensee(s) with a full release from all claims and liability with respect to claims made in the revocation proceeding, if applicable, may be entered into under this Section 6.3 without the prior written consent of the other party

6.4 Responsibility for Defense

(i) In the event that a third party at any time threatens or brings suit against either party, their Affiliates, or the Sublicensee(s) alleging infringement of any third party patent on account of the development, manufacture, marketing, use, or sale of the Vaccine (each a “Third Party Claim”) in the Territory, the party receiving notification of the Third Party Claim shall immediately notify the other party in writing, enclosing a copy of all pleadings served, if any. Following such notification, the parties shall confer to determine whether either or both parties shall control the defense of the Third Party Claim. If both parties have been named in the Third Party Claim, then, unless otherwise agreed between them in writing, each party shall have the right, but not the obligation, to defend such Third Party Claim in its own name and under its own direction and control. If only one party has been named or if the parties agree in writing that only one party shall defend such Third Party Claim, then the defending party shall have the right, but not the obligation, to defend such Third Party Claim in its own name (and the other party’s name, if so agreed by the parties in writing) and under its own direction and control. The other party will reasonably assist the party defending such Third Party Claim if so requested in writing. In addition, the other party shall have the right to participate and be represented in any such Third Party Claim by its own counsel at its own expense. No settlement of any action or defense that: (a) restricts the scope or affects the enforceability of the Vaccine Patents, (b) imposes any liability on InterCell, Cheil, VaccGen, or the Sublicensee(s) or (c) does not provide InterCell, Cheil, VaccGen, and the Sublicensee(s) with a full release from all claims and liability with respect to claims made in litigation, if applicable, may be entered into under this Section 6.4 without the prior written consent of the other party.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) CUSTOMARILY AND ACTUALLY TREATED BY THE REGISTRANT AS PRIVATE OR CONFIDENTIAL.

ORIGINAL

(ii) In the event that InterCell, VaccGen, or the Sublicensee(s), as the case may be, incurs any costs or expenses in connection with the defense of any Third Party Claim, such costs or expenses shall be borne by the party that incurs them.

(iii) In the event that, by way of counterclaim or otherwise, either party or both parties recovers any damages or other sums in any action, suit, or proceeding involving a Third Party Claim, or in settlement thereof, such recoveries shall be applied and shared follows:

(iv) if both parties defend such Third Party Claim, such recoveries shall be split [***] to InterCell and [***] to VaccGen.

(v) if only one party defends such Third Party Claim, such party shall be entitled to all such recoveries.

ARTICLE VII

TERM & TERMINATION

7.1 Term of the Agreement

This Agreement shall become effective on the Effective Date and, unless sooner terminated under this Article VII, shall expire upon the earlier of (1) the expiration or termination of InterCell’s Royalty and payment obligations as set forth in Section 3.15 or (ii) when InterCell and/or its Sublicensees and Marketing Partners are no longer developing, marketing or selling the Vaccine anywhere in the Territory for a period of at least twelve consecutive months.

7.2 Termination

(i) In the event that InterCell or VaccGen shall be in material default of, or materially breaches any material conditions or covenants of this Agreement, the non-breaching party may, at its election, serve notice in writing upon the breaching party of its intention to terminate this Agreement on the expiration of ninety (90) days after the date of such notice, such notice to describe the alleged breach or default in reasonable detail; provided, however, that if the breaching party cures such default or breach within such ninety (90) day period, termination of this Agreement shall be avoided.

(ii) VaccGen may, at its election, terminate this Agreement forthwith upon written notice thereof to InterCell in the event that InterCell: (a) shall make an assignment for the benefit of creditors; (b) applies for or consents to the appointment of a trustee, receiver, or liquidator of all or substantially all of the assets of InterCell; (c) shall file a voluntary petition for liquidation in bankruptcy; or (d) be declared bankrupt by reason of a voluntary or involuntary bankruptcy proceeding, which proceeding, if involuntary and contested in good faith by InterCell, shall not have been dismissed within [***] after the date of filing.

(iii) VaccGen may, at its election, terminate this Agreement upon [***] written notice to InterCell in the event that InterCell a) does not substantially fund the Development Plan in accordance with the terms of the Development Plan as described more specifically in Section 4.3 or b) acquires rights to a Japanese encephalitis vaccine competitive to the Vaccine, unless InterCell has refuted VaccGen’s claim or cured such breach during such [***].

(iv) In the event that InterCell decides, in good faith, not to develop, market, and sell the Vaccine in any country(ies) in the Territory, then InterCell will provide written notice to VaccGen of such decision and in such country(ies) the rights granted to InterCell in Section 2.1 to the Vaccine will automatically return to VaccGen at no cost to VaccGen. In such event, InterCell’s rights to the Vaccine in the remaining countries in the Territory will not be affected.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) CUSTOMARILY AND ACTUALLY TREATED BY THE REGISTRANT AS PRIVATE OR CONFIDENTIAL.

ORIGINAL

(v) InterCell shall have the right, but not the obligation, to terminate this Agreement after giving [***] written notice to VaccGen if the FDA requires InterCell to repeat a Phase 1 human clinical trial with the Vaccine because of changes in the manufacturing process at [***] versus Vaccine previously produced at WRAIR. Such termination shall be supported by InterCell with appropriate written documents.

(vi) VaccGen shall have the right, but not the obligation, to terminate this Agreement after giving [***] written notice to InterCell if InterCell has not enrolled the first subject in the Bridging Study within [***] after the Effective Date, unless such delay in initiating the Bridging Study is caused by, based on convincing evidence, a) the FDA requiring InterCell to repeat a Phase 1 human clinical trial with the Vaccine because of changes in the manufacturing process at BioReliance versus Vaccine previously produced at WRAIR, b) unavoidable delays in producing the Vaccine at BioReliance for the Bridging Study, c) data showing that the safety and/or immunogenicity of Vaccine produced by BioReliance does not justify initiation of the Bridging Study, and/or d) the failure of cooperation on the part of WRAIR or VaccGen to assist InterCell with its obligations hereunder and such failure causes unavoidable delays in the Development Plan, unless InterCell has cured such breach during such [***] period.

(vii) The parties acknowledge that certain Vaccine Information, including without limitation know-how relating to the manufacture, use or development of the Vaccine in WRAIR’s possession or control, is critical to InterCell’s successful development and commercialization of the Vaccine and will be disclosed to InterCell pursuant to Section 4.2. If InterCell does not receive such information in accordance with the provisions of Section 4.2, InterCell shall have the right, but not the obligation, to terminate this Agreement upon thirty (30) days written notice to VaccGen, unless such information is provided to InterCell within such thirty (30) day period.

(viii) In the event of any good faith dispute as to a party’s grounds for termination under this Agreement or whether a party has cured an identified breach under Section 72(i), 7.2(iii), 7.2(v), 7.2(vi), or 7.2(vii), this Agreement shall not be terminated pending resolution of such dispute pursuant to the alternative dispute resolution described in Section 12.11.

7.3 No Other Events of Termination

This Agreement shall terminate or otherwise be deemed to end if and only if the termination is effected pursuant to Section 7.1 or 7.2.

7.4 Rights and Duties Upon Termination

(i) No exercise by either party of any right of termination will constitute a waiver of any right of either party for recovery of any moneys owned to it hereunder or any other right or remedy either party may have by law or by this Agreement.

(ii) Upon termination of the Agreement (but not expiration in accordance with Section 7.1(i)), all rights and ownership granted by VaccGen to InterCell under this Agreement, with the exception of the right to sell off inventory pursuant to Section 7.4(iv), shall immediately and completely terminate and such rights and ownership shall revert completely back to VaccGen, without any limitations on VaccGen whatsoever and at no cost to VaccGen.

(iii) Within [***] after termination of this Agreement (but not expiration in accordance with Section 7.1(i)):

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) CUSTOMARILY AND ACTUALLY TREATED BY THE REGISTRANT AS PRIVATE OR CONFIDENTIAL.

ORIGINAL

(iv) Each party shall return to the other party all Confidential Information (as defined hereinafter) of the other party received pursuant to this Agreement or otherwise, and

(v) InterCell will transfer to VaccGen at no cost to VaccGen 1) all Vaccine Information developed during the term of this Agreement (including, but not limited to, all marketing, sales, clinical, manufacturing, and other information on the Vaccine in InterCell’s possession) and 2) all Vaccine Information provided to InterCell by VaccGen pursuant to Section 4.2 and VaccGen is free to use such Vaccine Information in order to commercially exploit the Vaccine in the Territory, without any limitations on VaccGen whatsoever.

(vi) All non-commercial inventories of Vaccine, including clinical supplies, in InterCell’s possession shall be provided to VaccGen or destroyed, at VaccGen’s sole option. All disposals of such inventories shall be performed in compliance with applicable law.

(vii) In the event of termination of this Agreement, InterCell’s sublicense agreements with Sublicensees shall remain in effect and be assigned, along with all rights and obligations thereunder, to VaccGen, at no assignment cost to VaccGen.

(viii) Commercial inventories of the Vaccine, if any, may be sold by InterCell and/or its Sublicensee(s) and Marketing Partner(s) for [***] after the date of termination consistent with the terms and conditions of this Agreement At the end of the [***] period, any remaining commercial inventories of Vaccine may be sold by InterCell and/or its Sublicensee(s) and Marketing Partner(s) consistent with the terms and conditions of this Agreement or destroyed (in compliance with applicable law), at the sole option of the terminating Party.

(ix) Upon expiration of the Agreement under Section 7.1, the licenses granted to InterCell pursuant to Section 2.1 and 4.2(ii) shall become paid-up and royalty-free.

7.5 Survival of Contents

Notwithstanding anything else in this Agreement to the contrary, the parties agree that either party’s obligation to pay the other party any consideration accrued but unpaid prior to such termination shall survive the termination of this Agreement. In addition, Sections 2.4, 3.9, 3.11, 6.2 (only to the extent such Third Party Claim arose prior to termination or expiration of this Agreement), 6.4 (only to the extent such Third Party Claim arose prior to termination or expiration of this Agreement), 7.4, 7.5, 8.1, 8.4, and Articles IX, X (only to the extent such claim or action arose prior to termination or expiration of this Agreement), XI and XII, as well as any other provisions to the extent required for the full observation and performance of the foregoing Sections and Articles or which by their nature are intended to survive such termination, shall survive the termination of this Agreement and continue to be enforceable.

ARTICLE VIII

CERTAIN COVENANTS

8.1 Proprietary Information

(i) Non-Disclosure Covenant

Trade Secrets (as defined hereinafter) and Confidential information (as defined hereinafter) and all physical embodiments thereof received by one party (the “Receiving Party”) from the other (the “Disclosing Party”) during the term of this Agreement are confidential to and are and will remain the sole and exclusive property of the Disclosing Party. At all times both during the term of this Agreement and for the longer of (a) [***] after the date of termination or (b) expiration of the last to expire Valid Claim, a

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) CUSTOMARILY AND ACTUALLY TREATED BY THE REGISTRANT AS PRIVATE OR CONFIDENTIAL.

ORIGINAL

Receiving Party shall hold all Trade Secrets of a Disclosing Party in confidence, and will not (except as needed to exercise the rights granted or to perform obligations hereunder or as otherwise permitted by this Agreement) use, copy or disclose such Trade Secrets, or any physical embodiments thereof, or cause any of such Trade Secrets to lose their character as Trade Secrets. At all times both during the term of this Agreement and for the longer of (c) [***] after the date of termination or (d) expiration of the last to expire Valid Claim, a Receiving Party shall hold the Confidential Information of a Disclosing Party in confidence, and will not (except as needed to exercise the rights granted or to perform obligations hereunder or as otherwise permitted by this Agreement) use, copy or disclose such Confidential Information, or any physical embodiments thereof, or cause any of such Confidential Information to lose its character or cease to qualify as Confidential Information.

(ii) Security Measures

Trade Secrets and Confidential Information shall be maintained under secure conditions by a Receiving Party, using reasonable security measures and in any event not less than the same security measures used by the Receiving Party for the protection of its trade secrets and confidential information of a similar kind. A Receiving Party shall not remove, obscure, or deface any proprietary legend relating to a Disclosing Party’s rights, on or from any tangible embodiment of any Trade Secrets or Confidential Information without the Disclosing Party’s prior written consent.

(iii) Disclosure Ordered by Government Bodies

If a Receiving Party is ordered by a court, administrative agency, or other governmental body of competent jurisdiction to disclose Trade Secrets or Confidential Information, or if required by applicable law to disclose (e.g., for tax or compliance with United States securities laws), then a Receiving Party will not be liable to a Disclosing Party for disclosure of Trade Secrets or Confidential Information required by such order if a Receiving Party complies with the following requirements: (a) if an already-issued order calls for immediate disclosure, then the Receiving Party shall immediately move for or otherwise request a stay of such order to permit the Disclosing Party to respond as set forth in this Article 8.1(iii); (b) the Receiving Party shall immediately notify the Disclosing Party of the motion or order both in writing and by the most expeditious possible means; and (c) the Receiving Party shall join or agree to (or at minimum shall not oppose) a motion or similar request by the Disclosing Party for an order protecting the secrecy of the Trade Secrets and Confidential Information subject to disclosure including joining or agreeing to (or non-opposition to) a motion for leave to intervene by the Disclosing Party.

(iv) Reports of Misappropriation by Others

The Receiving Party shall immediately report to the Disclosing Party in writing any action by any Person of which the Receiving Party has knowledge to use, copy, or disclose any portion of the Trade Secrets or Confidential Information without authorization from the Disclosing Party.

(v) Trade Secrets Defined

“Trade Secrets” shall mean information related to the Disclosing Party which: (a) derives economic value, actual or potential, from not being generally known to or readily ascertainable by other persons who can obtain economic value from its disclosure or use; (b) is the subject of efforts that are reasonable under the circumstances to maintain its secrecy; and (e) is not generally known or readily ascertainable by other persons.

(vi) Confidential Information Defined

“Confidential Information” shall mean information that is: (a) confidential to the business of the Disclosing Party; (b) is designated and identified in writing as such by the Disclosing Party and (c) is not a Trade Secret. Confidential Information does not include:

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) CUSTOMARILY AND ACTUALLY TREATED BY THE REGISTRANT AS PRIVATE OR CONFIDENTIAL.

ORIGINAL

(a) any information that is at the time of receipt by the Receiving Party or thereafter becomes part of the public domain other than as a result of the unauthorized actions of the Receiving Party (through publication or otherwise);

(b) any information that was independently known to the Receiving Party prior to receipt thereof from the Disclosing Party, as evidenced by written records of the Receiving Party;

(c) any information that was disclosed to the Receiving Party by a third party having the right to disclose such information without an obligation of confidentiality owned to the Disclosing Party; and

(d) information that is subsequently developed independently by the Receiving Party without any knowledge or use of or access to the Confidential Information of the Disclosing Party.

Notwithstanding the foregoing, it is understood that a Receiving Party may disclose Trade Secrets and Confidential Information to its consultants, outside contractors, clinical investigators, Sublicensees, potential Sublicensees, and agents if such persons sign a written agreement to keep such information secret to the same extent the Receiving Party is so obligated hereunder, and agree to use such information only for such purposes as the Receiving Party is authorized to use such information under this Agreement.

8.2 Compliance with Law

InterCell shall comply with, and shall obligate its Sublicensee(s) and Marketing Partners to comply with, all applicable laws, rules, and regulations in the Territory pertaining to the use of the Vaccine and the development, clinical testing, manufacturing, marketing, advertising, sale, use, and distribution of the Vaccine. VaccGen shall comply with all applicable laws, rules and regulations in the Territory in connection with its activities under this Agreement.

8.3 Press Releases and Securities Laws

Each party shall provide the other party with the prior opportunity to review and approve any press releases or similar public announcements concerning this Agreement or the Vaccine as soon as practicable, but in no event later than [***] before an announcement is made. Both parties acknowledge that its opportunity to review and approve press releases is subject to and may be limited by any securities laws to which the parties may be subject that require immediate disclosure. Nothing in this Agreement shall limit the ability of either party to take any action that it deems necessary or advisable to comply with the securities laws.

8.4 Publication and Presentation

(i) If either party desires to publish or present the results of the Development Program, the publishing / presenting party shall provide the non-publishing / non-presenting party with a copy of the manuscript of the proposed publication or presentation at least [***] prior to such publication or presentation. The non-publishing / non-presenting party shall then review such manuscript or presentation by providing the publishing / presenting party with comments, if any, as soon as possible, but in no event to exceed [***] after receipt of such manuscript or presentation. The publishing / presenting party agrees to delete any information identified by the non-publishing / non-presenting party as its Trade Secrets or Confidential Information.

(ii) In the event the non-publishing / non-presenting party determines that a patent application covering the information contained in the proposed publication or presentation should be filed, the party proposing the publication or presentation shall delay such publication or presentation to allow a reasonable amount of time for such filing to be made.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) CUSTOMARILY AND ACTUALLY TREATED BY THE REGISTRANT AS PRIVATE OR CONFIDENTIAL.

ORIGINAL

8.5 Trademarks

InterCell shall have the right, at its cost and expense, to select, register, prosecute, maintain, and defend all trademarks used with the Vaccine in the Territory. In the event of termination of this Agreement, InterCell shall license VaccGen’s or VaccGen’s designee, at no cost to VaccGen or VaccGen’s designee, to use in connection with the Vaccine in the Territory any such trademarks used by InterCell in connection with the Vaccine in the Territory.

ARTICLE IX

DISCLAIMER

EXCEPT AS EXPRESSLY SET FORTH IN ARTICLE XI HEREINAFTER, NEITHER PARTY MAKES ANY EXPRESS OR IMPLIED WARRANTIES, STATUTORY OR OTHERWISE, CONCERNING THE VACCINE, ANY VACCINE INFORMATION, TRADE SECRETS OR ANY CONFIDENTIAL INFORMATION COMMUNICATED TO THE OTHER PARTY. SPECIFICALLY, BUT WITHOUT LIMITING THE FOREGOING, NEITHER PARTY MAKE ANY EXPRESS OR IMPLIED WARRANTY OF MERCHANTABILITY, NON-INFRINGEMENT, FITNESS (FOR A PARTICULAR PURPOSE OR OTHERWISE), QUALITY OR USEFULNESS OF THE VACCINE, ANY VACCINE INFORMATION, TRADE SECRETS OR ANY CONFIDENTIAL INFORMATION COMMUNICATED TO THE OTHER PARTY. ALL MATERIALS PROVIDED HEREUNDER ARE PROVIDED ON AN “AS IS” BASIS. NEITHER PARTY WARRANTS THE ACCURACY OF ANY INFORMATION INCLUDED WITHIN THE VACCINE INFORMATION OR CONFIDENTIAL INFORMATION NOR DOES ANY PARTY WARRANT THAT ANY SUCH INFORMATION CONSTITUTES TRADE SECRETS OR. CONFIDENTIAL INFORMATION OR THAT THE VACCINE PATENTS OR PATENTS COVERING IMPROVEMENTS WILL BE FREE FROM CLAIMS OF INFRINGEMENT BY THIRD PARTIES OR ANY OTHER RIGHTS OF THIRD PARTIES.

UNDER NO CIRCUMSTANCES SHALL EITHER PARTY BE LIABLE TO THE OTHER PARTY OR ANY THIRD PARTY FOR ANY INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES IN TORT, CONTRACT, STRICT LIABILITY OR OTHERWISE INCURRED BY THE OTHER PARTY OR ANY THIRD PARTY.

ARTICLE X

INDEMNITY

10.1 Indemnification by InterCell and Sublicensees

InterCell will indemnify and hold harmless VaccGen, Cheil, and their Affiliates, employees, officers, directors, stockholders, and agents (a “VaccGen Indemnified Party”) from and against any and all liability (out-of-pocket costs, including reasonable attorneys’ fees) to third parties which the VaccGen Indemnified Party will incur or be required to pay resulting from third party claims arising from or in connection with: (i) the breach by InterCell of any of its representations or warranties contained in this Agreement or the Consulting Agreement; (ii) the development, clinical testing, manufacturing, marketing, sale, or distribution of the Vaccine by InterCell or the Sublicensee(s) or any Person acting on behalf of InterCell or the Sublicensee(s) in the Territory, including VaccGen’s co-promotional efforts, but excluding possible co-marketing efforts pursuant to Section 2.3; (iii) the use in the Territory by any person of the Vaccine that was manufactured, marketed, sold, or distributed by InterCell, the Sublicensee(s), their Affiliates or any Person acting on behalf of InterCell, the Sublicensee(s), or their Affiliate; or (iv) the use by InterCell, the Sublicensee(s), their Affiliates or any Person acting on behalf of InterCell, the Sublicensee(s), or their Affiliate of the Vaccine, except that neither InterCell nor the Sublicensee(s) shall have any obligation to so indemnify or hold harmless a VaccGen Indemnified Party for any such liability from third parties (out-of-pocket costs, including reasonable attorneys’ fees) resulting from or arising in connection with the gross negligence or willful misconduct of such VaccGen Indemnified Party.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) CUSTOMARILY AND ACTUALLY TREATED BY THE REGISTRANT AS PRIVATE OR CONFIDENTIAL.

ORIGINAL

10.2 Indemnification by VaccGen

VaccGen will indemnify and hold harmless InterCell, the Sublicensee(s) and their Affiliates, employees, officers, directors, stockholders, and agents (an “InterCell Indemnified Party”) from and against any and all liability (out-of-pocket costs, including reasonable attorneys’ fees) which the InterCell Indemnified Party may incur or be required to pay resulting from third party claims arising from or in connection with: (i) the breach by VaccGen of any of its representations or warranties contained in this Agreement or the Consulting Agreement or (ii) the use, development, clinical testing, manufacturing, marketing, sale, or distribution of the Vaccine by or on behalf of VaccGen prior to the Effective Date or pursuant to Section 2.3 after the Effective Date, except that VaccGen shall have no obligation to indemnify or hold harmless an InterCell Indemnified Party for any such liability from third parties (out-of-pocket costs, including reasonable attorneys’ fees) resulting from or arising in connection with the gross negligence or willful misconduct of such InterCell Indemnified Party.

10.3 Conditions to Indemnification

The obligations of the indemnifying party under Sections 10.1 and 10.2 are conditioned upon the prompt notification to the indemnifying party of any of the aforementioned suits or claims in writing as promptly as reasonably possible, but in no event to exceed thirty (30) days, after receipt of notice by the indemnified party of such suit or claim. The indemnifying party shall have the right to assume the defense of any such suit or claim. If the indemnifying party defends the claim, the indemnified party may participate in the defense of such suit or claim at its sole cost and expense. Neither the indemnifying party nor the indemnified party shall settle or dispose of any such matter in any manner which would adversely affect the rights or interests of the other party (including the obligation to indemnify hereunder) without the prior written consent of the other party, which shall not be unreasonably withheld or delayed. This provision for indemnification shall be void and there shall be no liability against a party as to any suit or claim for which settlement or compromise or an offer of settlement or compromise is made without the prior written consent of the indemnifying party. Each party shall cooperate with the other party and its counsel in the course of the defense of any such suit, claim or demand, such cooperation to include without limitation using reasonable efforts to provide or make available documents, information and witnesses.

10.4 Indemnification by Cheil

VaccGen shall take or cause to be taken all such other actions, as InterCell may reasonably deem necessary or desirable, in order for InterCell to obtain the full benefit of Cheil’s agreement to indemnify InterCell, as VaccGen’s sublicensee, pursuant to Section 10.2 of the Cheil License Agreement.

ARTICLE XI

REPRESENTATIONS AND WARRANTIES

11.1 Representations and Warranties of VaccGen

VaccGen represents and warrants to InterCell as follows:

(i) The execution and delivery of this Agreement have been duly and validly authorized, and all necessary actions have been taken to make this Agreement a legal, valid, and binding obligation of VaccGen enforceable in accordance with its terms and conditions.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) CUSTOMARILY AND ACTUALLY TREATED BY THE REGISTRANT AS PRIVATE OR CONFIDENTIAL.

ORIGINAL

(ii) The execution and delivery of this Agreement and the performance by VaccGen of its obligations hereunder will not contravene or result in any breach of the Operating Agreement of VaccGen or bylaws of VaccGen or result in any material breach or violation of or material default under any material agreement, indenture, license, instrument, or understanding or, to the best of its knowledge, result in any violation of any agreement, order or decree to which VaccGen is a party or by which any of it or any of its property is subject.

(iii) As of the Effective Date, VaccGen has not received any notice nor is VaccGen aware of any claim that the manufacture, use or sale of the Vaccine or the exercise of rights under the Vaccine Patents infringes upon any third party’s know-how, patent, or intellectual property rights, except those patents and patent applications that were discussed between InterCell and VaccGen prior to the Effective Date (Exhibit C).

(iv) VaccGen possesses, pursuant to the Cheil License Agreement, all rights and interest, as the exclusive worldwide (excluding Korea) licensee of the Vaccine, in and to the Vaccine and Vaccine Patents necessary to grant the sublicense granted to InterCell hereunder without restriction or limitation except as expressly provided herein.

(v) VaccGen has no contractual obligations to any third party that preclude, conflict with, or in any way encumber VaccGen’s right to grant to InterCell the rights and sublicense granted under this Agreement. In addition, during the term of this Agreement, VaccGen shall not enter into any agreement in the future, either written or oral, that conflicts with the rights and/or sublicense granted to InterCell under this Agreement.

(vi) As of the Effective Date, VaccGen is in full compliance with the Cheil License Agreement and the Cheil License Agreement is in full force and effect between VaccGen and Cheil, and VaccGen has not failed to take any action or committed any breach of the Cheil License Agreement which would give Cheil the right to terminate the Cheil License Agreement.

(vii) The Vaccine Patents constitute all of the patents and patent applications owned or controlled by Cheil, WRAIR or VaccGen which cover the prophylactic second-generation, purified, inactivated Japanese encephalitis vaccine developed by Cheil, VaccGen and WRAIR.

11.2 Representations and Warranties of InterCell

InterCell represents and warrants to VaccGen as follows:

(i) The execution and delivery of this Agreement have been duly and validly authorized, and all necessary actions have been taken to make this Agreement a legal, valid, and binding obligation of InterCell enforceable in accordance with its terms and conditions;

(ii) The execution and delivery of this Agreement and the performance by InterCell of its obligations hereunder will not contravene or result in any breach of InterCell’s certificate of incorporation or bylaws or result in any material breach or violation of or material default under any material agreement, indenture, license, instrument, or understanding or, to the best of its knowledge, result in any violation of any agreement, order or decree to which InterCell is a party or by which any of it or any of its property is subject.

(iii) InterCell has no contractual obligations to any third party that preclude, conflict with, or in any way encumber InterCell’s right to accept the rights and sublicense granted by VaccGen to InterCell under this Agreement. In addition, during the term of this Agreement, InterCell shall not enter into any agreement, either written or oral, that conflicts with the rights and/or sublicense granted to InterCell under this Agreement.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) CUSTOMARILY AND ACTUALLY TREATED BY THE REGISTRANT AS PRIVATE OR CONFIDENTIAL.

ORIGINAL

ARTICLE XII

MISCELLANEOUS

12.1 Entire Agreement

This Agreement, together with Exhibits A, B and C attached hereto which are hereby incorporated by reference, and any other written agreements entered into by the parties dated the Effective Date, sets forth and constitutes the final and entire agreement between the parties hereto with respect to the subject matter hereof, and supersedes any and all prior or contemporaneous agreements, understandings, promises, and representations made by either party to the other concerning the subject matter hereof and the terms applicable hereto. This Agreement may not be released, discharged, amended, or modified in any manner except by an instrument in writing signed by duly authorized representatives of VaccGen and InterCell.

12.2 Parties Independent

In making and performing this Agreement, the parties act and shall act at all times as independent contractors and nothing contained in this Agreement shall be construed or implied to create an agency, partnership, or employer and employee relationship between VaccGen and InterCell. Except as specifically provided herein, at no time shall either party make commitments or incur charges or expenses for or in the name of the other party.

12.3 Effect of Invalidity of Certain Provisions

Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement.

12.4 Governing Law

The validity of this Agreement and the interpretation and performance of all its terms shall be governed by the substantive laws of the State of New York, United States of America, without regard to conflict of law principles.

12.5 Waivers

The failure of either party to insist, in any one or more instances, upon the performance of any of the terms, covenants, or conditions of this Agreement and to exercise any rights hereunder, shall not be construed as a waiver or relinquishment of the future performance of any such term, covenant, or condition or the future exercise of such right, but the obligations of the other party with respect to such future performance shall continue in full force and effect. No waiver shall be effective unless made in writing and signed by the waiving party.

12.6 Headings

The headings of the articles, sections, and paragraphs used in this Agreement are included for convenience only and are not to be used in construing or interpreting this Agreement.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) CUSTOMARILY AND ACTUALLY TREATED BY THE REGISTRANT AS PRIVATE OR CONFIDENTIAL.

ORIGINAL

12.7 Notice

Any notice or other communication required or permitted to be made or given to either party hereto pursuant to this Agreement shall be sufficiently made or given if sent to such party by either certified or registered mail, postage prepaid, return receipt requested addressed to it as follows:

If to VaccGen:	If to InterCell:

VaccGen International, LLC 8 Cambridge Court Larchmont, New York 10538 USA Attention: [***]	InterCell Biomedical Research & Development Campus Vienna Biocenter 6 A-1030 Vienna, Austria Attention: [***]

or to such other address as either party shall designate by written notice, provided in accordance with this Section 12.7, to the other party. Any notice if given or made by certified or registered first class mail letter, return receipt requested, shall be deemed to have been received on the date of receipt as proven by signature of acceptance.

12.8 Successors and Assigns

(i) This Agreement shall not be assignable by either party (excludes sublicense agreements by Inter-Cell) without the prior written consent of the other party (such consent shall not be unreasonably withheld), except that such consent is not required in connection with the assignment of either party’s rights or obligations hereunder to a) an Affiliate thereof or b) to a successor to all or substantially all of its business or assets relating to this Agreement whether by sale, merger, operation of law or otherwise.

(ii) Any assignment of this Agreement shall provide that the assignee shall be bound by the terms and conditions of this Agreement. Unless otherwise agreed between InterCell and VaccGen, any party who assigns to a third party it obligations to perform under this Agreement shall be liable to the other party for the third party’s failure to perform those obligations.

(iii) Any assignment not in conformance with this Section 12.8 shall be null, void and of no legal effect.

(iv) Subject to the foregoing, this Agreement, and each and every provision hereof, shall be binding upon and shall inure to the benefit of the parties, their respective successors, successors-in-title, heirs and assigns, permitted assigns, and each and every successor-in-interest to any party, whether such successor acquires such interest by way of gift, purchase, foreclosure, or by any other method, shall hold such interest subject to all the terms and provisions of this Agreement.

12.9 Counterparts

This Agreement may be executed in any number of counterparts, each of which shall be an original as against either party whose signature appears thereon, but all of which together shall constitute but one and the same instrument.

12.10 Force Majeure

The parties shall not be responsible for their failure to perform any of the obligations imposed by this Agreement (except an obligation to pay money), provided such failure is cause by fire, storms, flood, strikes, lockouts, accidents, war, riots or civil commotions, inability to obtain raw materials, embargoes, any State or Federal regulation, law, or restriction, seizure or acquisition of the Vaccine by the

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) CUSTOMARILY AND ACTUALLY TREATED BY THE REGISTRANT AS PRIVATE OR CONFIDENTIAL.

ORIGINAL

government of the United States or of any state, or of any agency thereof or by reason of any compliance with a demand or request for such product for any purpose for national defense, or any other cause or contingency beyond the reasonable control of said Part), (whether or not of the same kind or nature as the causes or contingencies above enumerated) and any such event shall not subject the party so failing to any liability to the other.

12.11 Dispute Resolution

(i) Good Faith Discussions

The parties will attempt to resolve through good faith discussions any dispute between the parties which arises under or as a result of this Agreement (a “Dispute”). Any Dispute shall first be raised with the JDMC for good faith discussions and resolution. If the JDMC is unable to resolve such Dispute, either party may refer such Dispute to the then current chief executive officers of each patty by written notice identifying the dispute and the parties’ attempted resolution efforts and proposals in reasonable detail. If the chief executive officers are unable to resolve such Dispute within [***] after receipt of such written notice, either party may seek to resolve such Dispute by initiating an Alternative Dispute Resolution (“ADR”) in which the Judicial Arbitration and Mediation Services (“JAMS”), through a panel of [***] arbitrators (the “Arbitrators”), shall control the proceedings as provided herein. If JAMS is not in existence at the time of such Dispute, the American Arbitration Association (AAA) shall be substituted. The location of the ADR shall be New York, New York if the arbitration is initiated (as set forth below) by InterCell, and Vienna, Austria if initiated by VaccGen.

(ii) Selection of Arbitrators

An ADR shall lx initiated by a party by sending written notice thereof to the other party and JAMS, which shall state the issue(s) to be resolved and describe the Dispute in reasonable detail. Within [***] after receipt of such notice, the other party may, by sending written notice to the initiating party and JAMS, add information and issues to be resolved. Within [***] after the date of the original ADR notice, JAMS shall nominate to the parties at least [***] qualified nominees [as set forth in Article 12.11(iii)] from JAMS panel. Each party shall have [***] after the receipt of such nominations to select [***] Arbitrator. The [***] Arbitrators will then mutually agree on [***] Arbitrator to complete the panel.

(iii) Arbitrators with Special Expertise

Each Arbitrator shall have experience in the subject matter at hand and with intellectual property law matters, In the event of a Dispute between the parties relating to the calculation of any royalties or the amount of other consideration payable under this Agreement (including, without limitation, the results of any audit conducted pursuant to Article 3.11), then, in addition to the qualifications set forth in this Section 12.11(iii), the Arbitrators shall be active or retired partners or full members of internationally recognized certified public accounting firms which are not auditing firms for either party and have not provided material services to either party during the last [***] period prior to the date of ADR initiation.

(iv) ADR Hearing

Except as otherwise provided in this Article 12.11, such healing shall be conducted pursuant to the then current JAMS Rules or the Commercial Arbitration Rules of the AAA, as applicable.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) CUSTOMARILY AND ACTUALLY TREATED BY THE REGISTRANT AS PRIVATE OR CONFIDENTIAL.

ORIGINAL

(v) ADR Ruling; Tees and Expenses

The Arbitrators shall render a final disposition of the Dispute (including an award of monetary damages, if applicable) as expeditiously as possible after the hearing, but no later than [***] after the conclusion of the hearing. The Arbitrators’ disposition shall be final and not appealable, except that either party shall have the right to appeal such disposition on the basis that it was obtained through fraud or bad faith in connection with the ADR proceeding. A judgment on the Arbitrators’ disposition may be entered in any court having jurisdiction over the parties. The reasonable fees and expenses of the Arbitrators, as well as the standard charges of JAMS for its assistance, shall be borne equally by the parties or as they may otherwise agree in writing.

(vi) Waiver

A party shall not be prohibited from bringing a claim for resolution under this Article 12.11 on the ground that the claim could have been brought during an earlier proceeding under this Article 12.11

(vii) No Dispute Resolution

The following disputes, causes of action, or claims shall not be subject to the dispute resolution process set forth in this Article 12,11:

(a) a claim arising from a suit, action, or proceeding brought by a third party not subject to ADR;

(b) a claim relating to undisputed amounts owed by either party to the other under this Agreement;

(c) a suit, action, or proceeding to compel either party to comply with the dispute resolution procedures set forth in this Article 12.11;

(d) a dispute, controversy, or claim relating to the scope, enforceability, infringement, or validity of a patent or trademark of either party; and

(e) a cause of action seeking temporary or preliminary injunction or other equitable relief.

12.12 Further Assurances

From time to time on and after the Effective Date, each party shall at the reasonable written request of the other party (a) deliver to such other party such records, data or other documents consistent with the provisions of this Agreement, (b) execute, and deliver or cause to be delivered, all such assignments, consents, documents or further instruments of transfer or license, and (c) take or cause to be taken all such other actions, as such other party may reasonably deem necessary or desirable in order for such party to obtain the full benefits of this Agreement and the transactions contemplated thereby.

12.13 Rights in Bankruptcy

The parties agree that the rights granted to InterCell hereunder, including, without limitation, those rights granted in Sections 2.1 and 4.2 are rights in “intellectual property” within the scope of Section 101 (or its successors) of the United States Bankruptcy Code (the “Code”). InterCell shall have the rights set forth herein with respect to the Vaccine Patents and Vaccine Information when and as developed or created. In addition, InterCell, as a licensee of intellectual property rights hereunder, shall have and may fully exercise all rights available to a licensee under the Code, including, without limitation, under Section 365(n) or its successors. In the event of a case under the Code involving VaccGen, InterCell shall have the right to obtain (and VaccGen or any trustee for VaccGen or its assets shall, at InterCell’s written request, deliver to InterCell) a copy of all embodiments (including, without limitation, any work in progress) of any intellectual property rights granted hereunder, including, without limitation, embodiments of any Vaccine, Vaccine Patents or Vaccine Information, and any VaccGen confidential information or any

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) CUSTOMARILY AND ACTUALLY TREATED BY THE REGISTRANT AS PRIVATE OR CONFIDENTIAL.

ORIGINAL

other intellectual property necessary or desirable for InterCell to use or exploit the Vaccine or any Vaccine Patents or any Vaccine Information or to exercise its rights hereunder. In addition VaccGen shall take all steps reasonably requested by InterCell to perfect, exercise and enforce its rights hereunder, including, without limitation, filings in the U.S. Copyright Office and U.S. Patent and Trademark Office; and under the Uniform Commercial Code.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the date first above written.

VaccGen International, LLC

Signature:	[***]
Name:	[***]
Title:	[***]

Date:	April 11, 2003

InterCell Biomedical Research and Development AG

Signature:	[***]	[***]
Name:	[***]	[***]
Title:	[***]	[***]

Date:	April 14, 2003	April 14, 2003

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) CUSTOMARILY AND ACTUALLY TREATED BY THE REGISTRANT AS PRIVATE OR CONFIDENTIAL.

AMENDMENT NO. 1 TO THE

SUBLICENSE AGREEMENT

THIS AMENDMENT NO. 1 TO THE SUBLICENSE AGREEMENT (“Amendment No. 1”) is made and executed as of _______________, 2003 (the “Effective Date”) by and between InterCell AG, having its principal place of business at Campus Vienna Biocenter 6, A-1030, Vienna, Austria (hereinafter “InterCell”) and VaccGen International, LLC, having its principal place of business at 8 Cambridge Court, Larchmont, New York 10538, U.S.A. (hereinafter “VaccGen”).

Capitalized terms used but not otherwise defined in this Amendment No. 1 shall have the respective meanings assigned to such terms in that certain Sublicense Agreement entered into by and between InterCell and VaccGen on April 14, 2003 (the “Sublicense Agreement”).

WHEREAS, InterCell wishes VaccGen to amend that certain Cooperative Research and Development Agreement between VaccGen and WRAIR, last signed April 27, 2000, as amended (“CRADA”), to cover certain studies relating to the Vaccine; and

WHEREAS, VaccGen is willing to amend such CRADA with WRAIR at the request of InterCell.

WHEREAS, in connection with such CRADA amendment, VaccGen and InterCell desire to make certain modifications to the Sublicense Agreement as set forth in this Amendment No. 1;

NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants and agreements hereinafter set forth, the parties hereto, intending to be legally bound hereby, agree as follows:

1. All studies and other activities relating to the Vaccine under the CRADA between VaccGen and WRAIR shall be done, and all rights of VaccGen under the CRADA shall be exercised, at InterCell’s direction and with InterCell’s prior written approval. VaccGen shall (i) keep InterCell informed at all times with respect to the progress and any and all other issues relating to the CRADA and the performance thereof, (ii) timely seek InterCell’s direction and approval with respect to any action VaccGen must or is permitted to take, and any other decision of VaccGen, in connection with the CRADA, (iii) not take any action or make any decision in connection with the CRADA absent InterCell’s prior written approval, (iv) not act in any way inconsistent with InterCell’s directions relating to the CRADA, and (v) properly and promptly pass along any notice, communication, information or materials provided to VaccGen by WRAIR under the CRADA.

2. Without limiting the generality of the foregoing, VaccGen shall use its reasonable best efforts to do any of the following if and as, and only if and as, specifically directed by InterCell in writing. (a) provide any notice relating to the CRADA to WRAIR, (b) terminate the CRADA or agree to amend the CRADA, (c) inspect accounts and records of WRAIR, (d) provide any reports to WRAIR, (e) exercise, or fail to exercise in due time, any option under the CRADA, including, without limitation, the option to retain title in any Subject Inventions (as defined in the CRADA), (f) agree to or elect, or fail to elect in due time, to file or maintain any patent rights, (g) elect, or fail to elect in due time, or decline, to exercise a right to acquire a license to any Subject Invention (as defined in the CRADA) or otherwise in connection with the CRADA and negotiate and enter into license agreements relating thereto, (h) require WRAIR to assist and cooperate in accordance with the CRADA in connection with any regulatory filings or other communications with regulatory authorities as InterCell shall be the sole holder and beneficiary of any regulatory applications and approvals relating to the Vaccine in accordance with the terms and conditions of the Sublicense Agreement, (i) settle any disputes or bring any enforcement action relating to the CRADA, and (j) exercise, or fail to exercise in due time, any other rights under the CRADA.

1

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) CUSTOMARILY AND ACTUALLY TREATED BY THE REGISTRANT AS PRIVATE OR CONFIDENTIAL.

3. VaccGen shall submit to InterCell for review and approval any proposed amendments to the CRADA, including any and all funding commitments and budgets relating to the CRADA, prior to VaccGen agreeing to any such amendments. In no event shall InterCell incur any obligation to reimburse VaccGen for any expenditures, or make any other payments to VaccGen, in excess of amounts approved by InterCell in advance in writing.

4. VaccGen shall promptly disclose, provide, transfer and deliver to InterCell any and all data (including any pre-clinical, clinical, laboratory and testing data), studies, reports, materials, documents, processes, methods, know-how and other information delivered or to be delivered to VaccGen in connection with the CRADA or otherwise developed or created under the CRADA (the “CRADA Information”). All CRADA Information shall be deemed InterCell Improvements and Vaccine Information for all purposes of the Sublicense Agreement.

5. VaccGen shall promptly disclose, provide, transfer and deliver to InterCell copies of any and all financial reports and accounting records related to the CRADA. All of the foregoing shall be deemed Vaccine Information for all purposes of the Sublicense Agreement. InterCell shall have the right to audit VaccGen’s books and records to verify its compliance with its obligations under this Amendment No. 1 and the CRADA. Upon request, VaccGen shall use its reasonable best efforts to designate InterCell as its authorized representative for purposes of inspection of any accounts and records of WRAIR under the CRADA.

6. VaccGen shall invite InterCell to participate in all meetings, conferences, conference calls and other discussions related to the CRADA (“Meetings”). Mr. Paul Wilson and/or Dr. Andrew Towle will act as VaccGen’s representative(s) in all such Meetings and they shall use their reasonable best efforts to act in accordance with InterCell’s directions in all such Meetings.

7. VaccGen shall be solely responsible to WRAIR for all payments required to be made to WRAIR in connection with the CRADA, including both: (a) payments as set forth in Appendix B thereto entitled Costs and Schedule of Payments and (b) royalty payments under license agreements relating to Subject Inventions (as defined in the (CRADA), if any. InterCell shall advance VaccGen sufficient funds in a timely manner to allow VaccGen to make these required CRADA payments on schedule to WRAIR, provided that (i) such amounts have been approved in advance in writing by InterCell as set forth in Section 2 above, (ii) VaccGen is not in breach of any of its obligations under this Amendment I or the Sublicense Agreement, and (ii) VaccGen provides acceptable proof to InterCell of its payment to WRAIR.

As of the Effective Date of Amendment No. 1, no royalty or other payments are owed by VaccGen to WRAIR with respect to the CRADA or any license agreement related to Subject Inventions (as defined in the CRADA) under the CRADA. InterCell shall be responsible (either directly to WRAIR or indirectly via an obligation to reimburse VaccGen) for any royalty or other payments owed to WRAIR under licensing agreements for Subject Inventions that arise after the Effective Date of Amendment No. 1, if any.

The foregoing sets forth InterCell’s sole and entire liability to VaccGen in connection with the CRADA.

2

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) CUSTOMARILY AND ACTUALLY TREATED BY THE REGISTRANT AS PRIVATE OR CONFIDENTIAL.

8. All CRADA Information and any rights that are assigned to or licensed to VaccGen under the CRADA or any license agreement relating to Subject Inventions (as defined in the CRADA) executed pursuant to the CRADA, if any, shall be deemed InterCell Improvements and shall be treated, as between VaccGen and InterCell, as set forth in the Sublicense Agreement.

9. VaccGen shall use its reasonable best efforts to comply with all the terms and conditions of the CRADA and shall use its reasonable best efforts not breach the CRADA. VaccGen will promptly notify InterCell upon receipt of any notice of breach. VaccGen shall terminate the CRADA, according to its terms, if directed to do so in writing by InterCell. VaccGen shall not terminate the CRADA without InterCell’s prior written consent. In the event the CRADA is terminated and there are excess funds remaining from funds advanced to VaccGen by InterCell for performance of the CRADA, after all termination costs have been covered, VaccGen shall return such excess funds to InterCell. Except in the event the CRADA is terminated as a result of a breach by VaccGen, InterCell shall reimburse to VaccGen any termination costs actually incurred by VaccGen in accordance with Section 8.4 of the CRADA, provided VaccGen is not in breach of any of its obligations under this Amendment No. 1 or the Sublicense Agreement.

10. Except as expressly modified by this Amendment No. 1, all terms, conditions and provisions of the Sublicense Agreement shall continue in full force and effect as set forth in the Sublicense Agreement. In the event of a conflict between the terms and conditions of the Sublicense Agreement and the terms and conditions of this Amendment No. 1, the terms and conditions of this Amendment No. 1 shall prevail. The Sublicense Agreement, as amended by this Amendment No. 1, constitutes the complete and exclusive statement of the agreement between the parties, and supersedes all prior proposals and understandings, oral and written, relating to the subject matter contained herein. This Amendment No. 1 shall not be modified or rescinded except in a writing signed by the parties.

VaccGen International, LLC		InterCell AG

By: Name: Title:	/s/ [***] [***] Member / Manager	By: Name: Title:	/s/ [***] [***] CFO

By: Name: Title:	/s/ [***] [***] Member	By: Name: Title:	/s/ [***] [***] COO

3

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) CUSTOMARILY AND ACTUALLY TREATED BY THE REGISTRANT AS PRIVATE OR CONFIDENTIAL.

VaccGen International LLC

8 Cambridge Court

Larchmont, New York 10538

USA

Vienna, June 28, 2004

Dear [***],

Intercell AG (“Intercell”) and VaccGen International LLC (“VaccGen”) entered into that certain Sublicense Agreement, effective April 14, 2003 (the “Sublicense Agreement”), relating to a prophylactic second-generation, purified, inactivated Japanese encephalitis vaccine as further described in the Sublicense Agreement (the “Vaccine”).

Pursuant to the Sublicense Agreement, VaccGen is obligated, among other things, to transfer to Intercell all regulatory filings for the Vaccine, including, without limitation, the Investigational New Drug (the “IND”) application originally filed by WRAIR (Walter Reed Army Institute of Research) and transferred to VaccGen during the fourth quarter 2002.

The parties are initiating such transfer of the IND from VaccGen to Intercell on or about the date hereof (the “IND Transfer Date”). In connection with such transfer, Intercell and VaccGen wish to clarify certain rights and obligations under the Sublicense Agreement.

1.	Section 11.1 of the Sublicense Agreement is hereby amended by adding a new subclause (viii) as follows:

“(viii) As of the IND Transfer Date, VaccGen has not received any notice nor is VaccGen aware of any instance of non-compliance regarding the regulatory management of the IND for the Vaccine (official FDA contacts, submissions, and/or other responsibilities of the IND holder).”

2.	Section 4.4 of the Sublicense Agreement is hereby amended by adding a new subclause (iii) as follows:

“(iii) As of the IND Transfer Date, all sponsor’s responsibility for the IND (official FDA contacts, submissions, and/or other responsibilities of the IND holder) shall be transferred from VaccGen to Intercell. As Intercell’s request, VaccGen will assist Intercell with such IND sponsor’s responsibilities.”

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) CUSTOMARILY AND ACTUALLY TREATED BY THE REGISTRANT AS PRIVATE OR CONFIDENTIAL.

This letter, the Sublicense Agreement, Amendment No. 1 to the Sublicense Agreement, and such other agreements as are referenced in Section 12.1 of the Sublicense Agreement constitute the entire agreement between the parties relating to the subject matter thereof. Except as expressly modified in this letter, all terms and conditions of the Sublicense Agreement and Amendment No. 1 to the Sublicense Agreement shall remain in full force and effect as set forth therein. Each party represents and warrants to the other party that this Amendment has been duly authorized, executed and delivered by it and constitutes a valid and legally binding agreement with respect to the subject matter contained herein.

By signing this letter below the parties agree as set forth herein.

/s/ [***] For VaccGen International LLC [***] By (name and title)	/s/ [***] For Intercell AG [***], COO [***], CMO By (name and title)

June 29, 2004 Date	19 June, 2004 Date

2

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) CUSTOMARILY AND ACTUALLY TREATED BY THE REGISTRANT AS PRIVATE OR CONFIDENTIAL.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) CUSTOMARILY AND ACTUALLY TREATED BY THE REGISTRANT AS PRIVATE OR CONFIDENTIAL.

March 15, 2005 VaccGen International LLC 8 Cambridge Court Larchmont, New York 10538 USA Att: Mr. [***] Dear [***]:,

Intercell AG (“Intercell”) and VaccGen International LLC (“VaccGen”) have entered into that certain Sublicense Agreement, effective April 14, 2003 (as amended from time to time, the “Sublicense Agreement”), relating to a prophylactic second-generation, purified, inactivated Japanese encephalitis vaccine as further described in the Sublicense Agreement (the “Vaccine”).

Intercell intends to enter into a collaborative development and commercialization arrangement, and certain related agreements, with Biological E Limited, a company established under the laws of India, currently having a place of business at 18/1&3, Azamabad, Hyderabad—500 020, A.P., India (“BE”) relating to the development, manufacture, and commercialization of a prophylactic vero cell-derived inactivated Japanese encephalitis vaccine in certain territories (the “Project”).

1. Intercell and VaccGen hereby acknowledge and agree that, with respect to the Project and all agreements (including sublicenses) relating thereto (“Project Agreements”), (i) BE shall be deemed to be, and shall be treated as, a “Marketing Partner” (as such term is defined and used in the Sublicense Agreement) for all purposes of the Sublicense Agreement, and (ii) neither BE nor BE’s or Intercell’s respective resellers, distributors, sublicensees, and other marketing partners or collaborators engaged in the Project, shall be deemed to be, nor be treated as, “Sublicensees” (as such term is defined and used in the Sublicense Agreement) for any purposes of the Sublicense Agreement. Consequently, no consideration (whether royalties, profit-sharing or revenue-sharing income, license fees, or otherwise) received by Intercell under Project Agreements or otherwise in connection with the Project shall be deemed to constitute, nor be treated as, “Sublicense Revenue” (as such term is defined and used in the Sublicense Agreement) for any purposes of the Sublicense Agreement.

2. Intercell represents and warrants that the Projects Agreements, including any future amendments, shall be consistent with the terms and conditions of the Sublicense Agreement.

3. Intercell will send VaccGen a copy of all final executed Project Agreements within ten (10) days of execution of such Project Agreements. Intercell will also send VaccGen all future executed amendments to the Projects Agreements, if any.

4. Nothing herein shall affect Intercell’s obligation to pay “Royalties” (as such term is defined and used in the Sublicense Agreement) under Section 3.3 of the Sublicense Agreement when and if owed pursuant to the terms and conditions of the Sublicense Agreement as amended pursuant to this letter.

1

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) CUSTOMARILY AND ACTUALLY TREATED BY THE REGISTRANT AS PRIVATE OR CONFIDENTIAL.

5. For the avoidance of doubt, with respect to BE’s activities under the Project and the Project Agreements, BE shall be deemed a Person acting on behalf of InterCell for purposes of Section 10.1 of the Sublicense Agreement.

6. The following provisions of the Sublicense Agreement are hereby amended as follows:

(a) Section 3.3(i) is hereby amended to read in its entirety as follows: “For Vaccine marketed, sold, and distributed directly by InterCell and/or its Affiliates (other than to or through Marketing Partners) in a country where such sale would infringe a Valid Claim issued in such country absent this Agreement, InterCell shall pay VaccGen a Royalty upon commercialization of the Vaccine equal to [***] percent ([***]%) of applicable Net Sales. InterCell’s obligation to pay such [***] percent ([***]%) Royalty to VaccGen under this Section 3.3(i) shall continue until the expiration or final determination of invalidity of the last Valid Claim that would be infringed by the sale of the Vaccine in such country, and upon such expiration or final determination of invalidity of such last Valid Claim, InterCell shall thereafter pay VaccGen a Royalty of [***] percent ([***]%) for a period of seven (7) years from such expiration.”

(b) Section 3.3(ii) is hereby amended to read in its entirety as follows: “For Vaccine marketed, sold, and distributed by InterCell’s Marketing Partners in a country where such sale would infringe a Valid Claim issued in such country absent this Agreement, InterCell shall pay VaccGen a Royalty upon commercialization of the Vaccine equal to [***] percent ([***]%) of applicable Net Sales. InterCell’s obligation to pay such [***] percent ([***]%) Royalty to VaccGen under this Section 3.3(ii) shall continue until the expiration or final determination of invalidity of the last Valid Claim that would be infringed by the sale of the Vaccine in such country, and upon such expiration or final determination of invalidity of such last Valid Claim, InterCell shall thereafter pay VaccGen a Royalty of [***] percent ([***]%) for a period of seven (7) years from such expiration.”

(c) The following Section 3.3(iv) is hereby added: “During the period set forth in Section 3.15, for Vaccine marketed, sold, and distributed directly by InterCell and/or its Affiliates (other than to or through Marketing Partners) in a country where such sale does not infringe a Valid Claim issued in such country, InterCell shall pay VaccGen a Royalty upon commercialization of the Vaccine equal to [***] percent ([***]%) of applicable Net Sales. For the avoidance of doubt, this Section 3.3(iv) only applies with respect to countries where a Valid Claim never existed at some point in time.”

(d) The following Section 3.3(v) is hereby added: “During the period set forth in Section 3.15, for Vaccine marketed, sold, and distributed by InterCell’s Marketing Partners in a country where such sale does not infringe a Valid Claim issued in such country, InterCell shall pay VaccGen a Royalty upon commercialization of the Vaccine equal to [***] percent ([***]%) of applicable Net Sales. For the avoidance of doubt, this Section 3.3(v) only applies with respect to countries where a Valid Claim never existed at some point in time.”

(e) Section 3.15 is hereby amended and replaced in its entirety by the following:

(i) The following Section 3.15(i) is hereby added: “InterCell’s obligation to pay Royalties under Sections 3.3(iv) and 3.3(v) with respect to Net Sales in any particular country shall continue for a period of seven (7) years from the first commercial sale of Vaccine by InterCell or its Marketing Partners in such country. InterCell’s obligation to pay Royalties under Sections 3.3(i) and 3.3(ii) shall continue as, and only as, provided therein.”

2

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) CUSTOMARILY AND ACTUALLY TREATED BY THE REGISTRANT AS PRIVATE OR CONFIDENTIAL.

(ii) The following Section 3.15(ii) is hereby added: “InterCell’s obligation to pay Royalties and other amounts to VaccGen under Section 3.4 shall continue until the expiration or final determination of invalidity of the last sublicensed Valid Claim, and upon such expiration or final determination of invalidity of the last sublicensed Valid Claim, InterCell will thereafter pay for a period of seven (7) years a reduced Royalties amount under Section 3.4 of [***].”

(iii) The following Section 3.15(iii) is hereby added: “Upon expiration of the applicable seven (7) year periods set forth in Sections 3.3(i) and 3.3(ii) and Sections 3.15(i) and 3.15(ii), InterCell shall have no further obligation to pay any Royalties (with respect to the applicable country) or other amounts pursuant to Article 3. Notwithstanding the above, InterCell shall be obligated after expiration of the royalty term to pay any Royalty amounts that accrued under Article 3 prior to such expiration.”

This letter, the Sublicense Agreement (as amended), and such other agreements as are referenced in Section 12.1 of the Sublicense Agreement constitute the entire agreement between the parties relating to the subject matter hereof. Except as expressly modified in this letter, all terms and conditions of the Sublicense Agreement (as amended) shall remain in full force and effect as set forth therein. Each party represents and warrants to the other party that this Amendment has been duly authorized, executed and delivered by it and constitutes a valid and legally binding agreement with respect to the subject matter contained herein.

By signing this letter below the parties agree as set forth herein.

/s/ [***] For VaccGen International LLC [***], Member / Manager By (name and title) 3 15 05 Date	/s/ [***] For Intercell AG [***] CEO By (name and title) 3-21-05 Date

/s/ [***] [***] 3-24-05 Date

3

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) CUSTOMARILY AND ACTUALLY TREATED BY THE REGISTRANT AS PRIVATE OR CONFIDENTIAL.

October 24, 2005

VaccGen International LLC

8 Cambridge Court

Larchmont, New York 10538

USA

Att: Mr. [***]

Dear [***]:

Intercell AG (“Intermit”) and VaccGen International LLC (“VaccGen”) have entered into that certain Sublicense Agreement, effective April 14, 2003 (as amended from time to time, the “Sublicense Agreement”), relating to a prophylactic second-generation, purified, inactivated Japanese encephalitis vaccine as further described in the Sublicense Agreement (the “Vaccine”).

Intercell and VaccGen agree that Section 3.2(i) of the Sublicense Agreement is hereby amended to read in its entirety as follows: “InterCell shall make a Milestone Payment of five hundred thousand United States dollars (USD$500,000) to VaccGen upon complete recruitment of subjects in the Phase 3 non-inferiority clinical trial designated as IC51-301.”

This letter, the Sublicense Agreement (as amended), and such other agreements as are referenced in Section 12.1 of the Sublicense Agreement, constitute the entire agreement between the Parties relating to the subject matter hereof. Except as expressly modified in this letter, all terms and conditions of the Sublicense Agreement (as amended) shall remain in full force and effect as set forth therein. Each Party represents and warrants to the other Party that this Amendment has been duly authorized, executed and delivered by it and constitutes a valid and legally binding agreement with respect to the subject matter contained herein.

By signing this letter below, the parties agree as set forth herein.

/s/ [***] For: VaccGen International LLC	/s/ [***] For: Intercell AG

[***] Member/Manager By: (name and title)	[***], CEO [***], CFO By: (name and title)

10/20/05 Date	10/24/05 Date

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) CUSTOMARILY AND ACTUALLY TREATED BY THE REGISTRANT AS PRIVATE OR CONFIDENTIAL.

April 12, 2006

VaccGen International LLC

8 Cambridge Court

Larchmont, New York 10538

USA

Att: Mr. [***]

Dear [***]:

Intercell AG (“Intercell”) and VaccGen International LLC (“VaccGen”) have entered into that certain Sublicense Agreement, effective April 14, 2003 (as amended from time to time, the “Sublicense Agreement”), relating to a prophylactic second-generation, purified, inactivated Japanese encephalitis vaccine.

1. Intercell and VaccGen hereby amend the Sublicense Agreement as follows:

(a) Sections 2.3(i) and 2.3(v) are hereby deleted in their entirety.

(b) A comma and the following phrase is hereby added at the end of Section 2.3(iv): “subject, however, to Section 4.5, and solely to the extent consistent with the applicable terms and conditions of Intercell’s agreements with Sublicensees and Marketing Partners.”

(c) In Section 4.5 the clause “Subject to the parties’ agreement with respect to VaccGen’s co-promotional and co-marketing efforts pursuant to Section 2.3,” is hereby deleted.

This letter, the Sublicense Agreement (as previously amended), and such other agreements as are referenced in Section 12.1 of the Sublicense Agreement constitute the entire agreement between the parties relating to the subject matter hereof. Except as expressly modified in this letter, all terms and conditions of the Sublicense Agreement (as previously amended) shall remain in full force and effect as set forth therein. Each party represents and warrants to the other party that this Amendment has been duly authorized, executed and delivered by it and constitutes a valid and legally binding agreement with respect to the subject matter contained herein.

By signing this Letter below the parties agree as set forth herein.

/s/ [***] For VaccGen International LLC [***], Member / Manager By (name and title) April 12, 2006 Date	/s/ [***] For Intercell AG [***],CEO By (name and title) April 12, 2006 Date

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) CUSTOMARILY AND ACTUALLY TREATED BY THE REGISTRANT AS PRIVATE OR CONFIDENTIAL.

/s/ [***] For Intercell AG [***] CFO By (name and title) April 12, 2006 Date

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) CUSTOMARILY AND ACTUALLY TREATED BY THE REGISTRANT AS PRIVATE OR CONFIDENTIAL.

21st November 2006

VaccGen International LLC

8 Cambridge Court

Larchmont, New York 10538

USA

Att: Mr. [***]

Dear [***]:

Intercell AG (“Intercell”) and VaccGen International LLC (“VaccGen”) have entered into that certain Sublicense Agreement, effective April 14, 2003 (as amended from time to time, the “Sublicense Agreement”), relating to a prophylactic second-generation, purified, inactivated Japanese encephalitis vaccine as further described in the Sublicense Agreement (the “Vaccine”).

Intercell intends to appoint Novartis Vaccines and Diagnostics, Inc,. a Delaware corporation with a place of business at 4560 Horton Street, Emeryville, CA 94608, USA (“NOVAD”) as its exclusive marketing partner for the Vaccine in certain territories (the “Marketing Partnership”). Intercell represents and warrants that all agreements executed between Intercell and NOVAD related to the Marketing Partnership. including any future amendments, shall be consistent with the terms and conditions of the Sublicense Agreement. In connection with the Marketing Partnership. Intercell and VaccGen wish to agree, and hereby agree. as follows:

1. For the avoidance of doubt with respect to NOVAD’s activities under the Marketing Partnership, NOVAD shall be deemed to be “a Person acting on behalf of InterCell” purposes of Section 10.1 of the Sublicense for purposes of Sections 10.2 and 10.3 of the Sublicense Agreement:

2. Section 7.4(iii)(d) of the Sublicense Agreement is hereby amended as follows by adding the following sentence at the end of such Section:

“In the event of termination of this Agreement, NOVAD shall have a right to enter into an agreement with VaccGen under which VaccGen would grant to NOVAD rights substantially similar to those granted to Intercell in this Agreement, and under terms and conditions substantially similar to those set forth in this Agreement, provided that in no event shall such rights be (A) broader or otherwise more extensive than the rights granted to NOVAD under its applicable agreement with Intercell, or (B) otherwise inconsistent with NOVAD’s applicable agreement with Intercell.”

3. This letter, the Sublicense Agreement (as amended), and such other agreements as are referenced in Section 12.1 of the Sublicense Agreement constitute the entire agreement between the parties relating to the subject matter hereof, Except as expressly modified in this letter, all terms and conditions of the Sublicense Agreement (as amended) shall remain in full force and effect as set forth therein. Each party represents and warrants to the other party that this letter has been duly authorized, executed and delivered by it and constitutes a valid and legally binding agreement with respect to the subject matter contained herein.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) CUSTOMARILY AND ACTUALLY TREATED BY THE REGISTRANT AS PRIVATE OR CONFIDENTIAL.

By signing this Letter below the parties agree as set forth herein.

/s/ [***] For VaccGen International LLC [***], Member / Manager By (name and title) November 28, 2006 Date	/s/ [***] For Intercell AG [***] By (name and title) 23/11/2006 / 23/11/2006 Date

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) CUSTOMARILY AND ACTUALLY TREATED BY THE REGISTRANT AS PRIVATE OR CONFIDENTIAL.

December 21, 2006

VaccGen International LLC

8 Cambridge Court

Larchmont, New York 10538

USA

Att: Mr. [***]

Dear [***]:

Intercell AG (“Intercell”) and VaccGen International LLC (“VaccGen”) have entered into that certain Sublicense Agreement, effective April 14. 2003 (as amended from time to time, the “Sublicense Agreement”), relating to a prophylactic second-generation, purified, inactivated Japanese encephalitis vaccine as further described in the Sublicense Agreement (the “Vaccine”).

Intercell intends to appoint Novartis Vaccines and Diagnostics, Inc., a Delaware corporation with a place of business at 4560 Horton Street, Emeryville, CA 94608, USA (“NOVAD”), as its exclusive marketing partner for the Vaccine in certain territories (the “Marketing Partnership”). Intercell represents and warrants that all agreements executed between Intercell and NOVAD related to the Marketing Partnership, including any future amendments, shall be consistent with the terms and conditions of the Sublicense Agreement.

By signing this letter below, the parties confirm their agreement and understanding of the following provisions of the Sublicense Agreement:

1. Section 2 of the letter agreement between Intercell and VaccGen, dated November 21. 2006 amending the Sublicense Agreement. is hereby amended and restated to read in its entirety as follows:

“As long as NOVAD is a Marketing Partner. in the event of termination of this Agreement, NOVAD shall have a right to enter into an agreement with VaccGen under which VaccGen would grant to NOVAD rights substantially similar to those granted to Intercell in this Agreement, and under terms and conditions substantially similar to those set forth in this Agreement; provided, that such agreement shall be limited to the geographic territory covered by Intercell’s agreement

2. With respect to Section 4.4(i): Intercell may conduct the regulatory activities related to the Vaccine itself or through its designees (including Marketing Partners), and any approvals, registrations and authorizations for the Vaccine may be in the name of Intercell or its designees (including Marketing Partners). ‘

3. With respect Section 4.6: Intercell may have the Vaccine manufactured at a third party, including NOVAD.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) CUSTOMARILY AND ACTUALLY TREATED BY THE REGISTRANT AS PRIVATE OR CONFIDENTIAL.

4. As long as NOVAD is a Marketing Partner, Sections 6.2(v), 6.3(v). and 6.4(i) of the Sublicense Agreement shall apply to NOVAD to the same extent such Sections apply to Intercell and its Sublicensees.

/s/ [***]	/s/ [***]
For VaccGen International LLC	For Intercell AG

[***], Member / Manager	[***],CEO
By (name and title)	By (name and title)

December 21, 2006	January 4, 2007
Date	Date

/s/ [***]
For Intercell AG

[***] CFO
By (name and title)

January 4, 2007
Date

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) CUSTOMARILY AND ACTUALLY TREATED BY THE REGISTRANT AS PRIVATE OR CONFIDENTIAL.

August 29, 2007

VaccGen International LLC 8 Cambridge Court Larchmont, New York 10538 USA Att: Mr. [***]

Dear [***]:

Intercell AG (“Intercell”) and VaccGen International LLC (“VaccGen”) have entered into that certain Sublicense Agreement, effective April 14, 2003 (as amended from time to time, the “Sublicense Agreement”), relating to a prophylactic second-generation, purified, inactivated Japanese encephalitis vaccine (the “Vaccine”).

Capitalized terms used but not otherwise defined in this letter shall have the respective meanings assigned to such terms in the Sublicense Agreement.

WHEREAS, VaccGen has recently amended the Cheil License Agreement to transfer all rights to the Vaccine in Korea from CJ Corporation to VaccGen.

WHEREAS, Intercell and VaccGen now wish to amend the Territory, as defined in the Sublicense Agreement, to transfer all rights to the Vaccine in Korea from VaccGen to Intercell.

NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants and agreements hereinafter set forth, the parties hereto, intending to be legally bound hereby, agree as follows:

1.	The following provisions of the Sublicense Agreement are hereby amended as follows:

(a)	Section 1.24 is hereby amended and restated in its entirety to read as follows:

“Territory shall mean the entire world, except for the Caribbean (Aruba, Antigua, Bahamas, Barbados, Bermuda, Cayman Islands, Curacao, Dominican Republic, Jamaica, Puerto Rico, St. Croix, St. Lucia, St. Martin, St. Thomas, and Turks and Calicos).”

(b)	Section 1.5 is hereby amended and restated in its entirety to read as follows:

“Cheil License Agreement” shall mean that certain license agreement dated September 24, 1998, as amended, between Cheil and VaccGen pursuant to which VaccGen acquired an exclusive, worldwide license to the Vaccine from Cheil in order for VaccGen (either directly and/or via sublicense arrangements) to develop, gain regulatory approval, market, manufacture, distribute, use, sell, and otherwise commercially exploit the Vaccine.”

(c)	Section 2.4 is hereby amended and restated in its entirety to read as follows:

“Nothing in this Agreement shall be construed to constitute a grant to InterCell and/or the Sublicensees of any rights other than those expressly granted herein.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) CUSTOMARILY AND ACTUALLY TREATED BY THE REGISTRANT AS PRIVATE OR CONFIDENTIAL.

InterCell shall sell the Vaccine in the Territory only.

Nothing in this Agreement shall be construed to constitute a grant to VaccGen, Cheil or WRAIR of any rights other than those expressly granted herein.”

(d)	Section 4.2(iii) is hereby amended by deleting the words “Korea and” in the parenthetical in the third line of the first sentence.

(e)	Section 4.2(iv) is hereby amended by deleting the words “and in Korea” in the third line from the end of the sentence.

2.	VaccGen represents and warrants to InterCell that:

(a)

VaccGen possesses, pursuant to the Cheil License Agreement, as amended, all rights and interest, as the exclusive worldwide licensee of the Vaccine, in and to the Vaccine and Vaccine Patents necessary to give effect to the amendments granted pursuant to Section 1 hereof without restriction or limitation except as expressly provided in the Sublicense Agreement.

(b)

As of the date hereof, VaccGen has not received any notice nor is VaccGen aware of any claim that the manufacture, use or sale of the Vaccine in Korea or the exercise of rights under the Vaccine Patents in Korea infringes upon any third party’s know-how, patent, or intellectual property rights, except those patents and patent applications that were discussed between InterCell and VaccGen prior to the Effective Date (Exhibit C to the Sublicense Agreement).

3.	In consideration of the amendments granted pursuant to Section 1 hereof, Intercell shall make non-creditable, non-refundable payments to VaccGen in accordance with the following schedule:

(a)	Intercell shall pay VaccGen fifty thousand United States dollars (US$50,000) upon execution of this letter.

(b)	Intercell shall pay VaccGen fifty thousand United States dollars (US$50,000) upon regulatory approval of the Vaccine in Korea.

The payments under this Section 2 are in addition to the Milestone Payments owed to VaccGen by Intercell under Article 3.2 of the Sublicense Agreement.

4.

This letter, the Sublicense Agreement (as amended), and such other agreements as are referenced in Section 12A of the Sublicense Agreement constitute the entire agreement between the parties relating to the subject matter hereof. Except as expressly modified in this letter, all terms and conditions of the Sublicense Agreement (as amended) shall remain in full force and effect as set forth therein. Each party represents and warrants to the other party that this letter has been duly authorized, executed and delivered by it and constitutes a valid and legally binding agreement with respect to the subject matter contained herein.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) CUSTOMARILY AND ACTUALLY TREATED BY THE REGISTRANT AS PRIVATE OR CONFIDENTIAL.

By signing this letter below the parties agree as set forth herein.

/s/ [***]	/s/ [***]
For VaccGen International LLC	For Intercell AG

[***], Member / Manager	[***],CEO
By (name and title)	By (name and title)

August 29, 2007	August 08, 2007
Date	Date

/s/ [***]
For Intercell AG

[***] CSO
By (name and title)

August 08, 2007
Date

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) CUSTOMARILY AND ACTUALLY TREATED BY THE REGISTRANT AS PRIVATE OR CONFIDENTIAL.

EXECUTION VERSION

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) CUSTOMARILY AND ACTUALLY TREATED BY THE REGISTRANT AS PRIVATE OR CONFIDENTIAL.

AMENDMENT NO. 9 TO THE

SUBLICENSE AGREEMENT

THIS AMENDMENT NO. 9 TO THE SUBLICENSE AGREEMENT (“Amendment No. 9”) is made and executed as of February 22, 2010 (the “Effective Date”) by and between Intercell AG, having its principal place of business at Campus Vienna Biocenter 6, A-1030, Vienna, Austria (hereinafter “Intercell”) and VaccGen International, LLC, having its principal place of business at 8 Cambridge Court, Larchmont, New York 10538, U.S.A. (hereinafter “VaccGen”) (collectively, the “Parties”).

Capitalized terms which are used, but not defined in this Amendment No. 9, shall have the meaning set forth in the Sublicense Agreement entered into by and between Intercell and VaccGen on April 14, 2003 (as amended from time to time, the “Sublicense Agreement”).

Background

WHEREAS, Intercell and VaccGen have entered into that certain Sublicense Agreement;

WHEREAS, the Parties have previously entered into a Disclosure Agreement dated as of February 22, 2010, a copy of which is attached hereto as Annex A (the “Disclosure Agreement”); and

WHEREAS, the Parties wish to amend the Sublicense Agreement.

Agreement

NOW, THEREFORE, for good and valid consideration and intending to be legally bound, the Parties hereby agree as follows;

1. Intercell hereby discloses to VaccGen the sequence information set forth on Annex A attached hereto (the “Sequence Information”) and the sequence information report set forth on Annex B attached hereto (together with any and all information contained in such report, the “Sequence Information Report”). Intercell represents that the Sequence Information and Sequence Information Report refer to the data and information, which to our knowledge reflect the nucleotide and amino acid sequencing performed by or for Intercell on the product known as IXIARO® and on the JEV master and working virus seeds used for production of IXIARO®, and to our knowledge should be suitable for the purposes set forth in Section 2(b) of this Amendment No. 9.

1

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) CUSTOMARILY AND ACTUALLY TREATED BY THE REGISTRANT AS PRIVATE OR CONFIDENTIAL.

EXECUTION VERSION

2. The Parties covenant and agree that: (a) the Sequence Information and the Sequence Information Report are confidential to Intercell, and shall be maintained under secure conditions, using reasonable security measures and in any event not less than the same security measures used by the receiving party for the protection of its confidential information of a similar kind; (b) the Sequence Information and the Sequence Information Report shall be used solely for purposes of prosecuting and maintaining the Vaccine Patents in accordance with Section 6.1 of the Sublicense Agreement, and (c) VaccGen shall be entitled to share the Sequence Information and the Sequence Information Report with third parties (including Cheil and WRAIR) on the condition that any such third party (including Cheil and WRAIR) agrees in advance, in writing, to be bound by the terms, conditions and restrictions set forth in Sections 2(a) and 2(b) above. For the avoidance of doubt, effective as of the Effective Date, Bryan Cave LLP is hereby permitted to share the Sequence Information (as defined in the Disclosure Agreement) with VaccGen.

3. The Parties agree to meet and to discuss, in good faith, the Sequence Information and the Sequence Information Report. The Parties agree that Cheil and WRAIR may be informed by VaccGen regarding any and all discussions which VaccGen may have with Intercell regarding the Sequence Information and the Sequence Information Report. Notwithstanding anything to the contrary hereinabove, should it be determined to disclose the Sequence Information and/or the Sequence Information Report, or any portion thereof, to a governmental authority for the purpose of prosecuting and maintaining the Vaccine Patents in accordance with Section 6.1 of the Sublicense Agreement, the disclosing party shall notify the other party to this Amendment No. 9 in writing [***] in advance of any such disclosure.

4. Intercell and VaccGen hereby agree to amend the Sublicense Agreement by adding the following Section 3.3(vi) to the Sublicense Agreement:

“Notwithstanding anything to the contrary contained in this Section 3.3 or elsewhere in this Sublicense Agreement:

(A) For Vaccine marketed, sold, and distributed by Intercell and/or its Affiliates or by Intercell’s Marketing Partners in any of the countries specified on Annex 3.3(A) (the “Identified Countries”), Intercell only shall pay VaccGen a Royalty as follows: (w) a Royalty equal to [***] percent ([***]%) of applicable Net Sales (all as calculated on a country-by-country basis) from January 1, 2010 until the fourteenth (14th) anniversary of such date for Vaccine marketed, sold, and distributed by a Marketing Partner in any country in Group A of the Identified Countries; (x) a Royalty equal to [***] percent ([***]%) of applicable Net Sales (all as calculated on a country-by-country basis) from January 1, 2010 until the fourteenth (14th) anniversary of such date for Vaccine marketed, sold, and distributed by Intercell in any country in Group A of the Identified Countries; (y) a Royalty equal to [***] percent ([***]%) of applicable Net Sales (all as calculated on a country-by-country basis) for fourteen (14) years from the date of regulatory approval in a country in Group B of the Identified Countries (on a country-by-country basis) for Vaccine marketed, sold, and distributed by

2

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) CUSTOMARILY AND ACTUALLY TREATED BY THE REGISTRANT AS PRIVATE OR CONFIDENTIAL.

EXECUTION VERSION

a Marketing Partner in such country; and (z) a Royalty equal to [***] percent ([***]%) of applicable Net Sales (all as calculated on a country-by-country basis) for fourteen (14) years from the date of regulatory approval in a country in Group B of the Identified Countries (on a country-by country basis) for Vaccine marketed, sold, and distributed by Intercell in such country.

(B) For the elimination of doubt, solely for the purposes of Section 3.3(A), all references to “Vaccine” in Section 3.3(A) shall constructively be deemed to assume that the manufacture, use and/or sale of such Vaccine is covered by a Valid Claim.

(C) Royalties shall only be payable once with respect to any specific Net Sales of the Vaccine (and, for the avoidance of doubt, any particular Net Sales amount shall only be subject to Royalty payment obligations under one, but only one, subclause of this Section 3.3).”

5. Annex C sets forth a geographical summary of the Royalty rates and payment periods for amounts payable by Intercell to VaccGen pursuant to Net Sales of IXIARO® and JESPECT® (or any other future trade names) by Intercell and/or its Affiliates or by Intercell’s Marketing Partners in the countries set forth in Annex C, in each case in accordance with and subject to the terms and conditions of the Sublicense Agreement (as amended).

6. This Amendment No. 9, including the Annexes hereto, the Sublicense Agreement (as amended) and such other agreements and documents as are referenced in the Sublicense Agreement constitute the entire agreement between the Parties relating to the subject matter hereof. Except as expressly modified in this Amendment No. 9, including the Annexes hereto, all of the terms and conditions of the Sublicense Agreement (as amended) shall remain in full force and effect as set forth therein. Each Party represents and warrants to the other Party that this Amendment No. 9, including the Annexes hereto, has been duly authorized, executed and delivered by and it and constitutes a valid and legally binding agreement with respect to the subject matter contained herein.

3

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) CUSTOMARILY AND ACTUALLY TREATED BY THE REGISTRANT AS PRIVATE OR CONFIDENTIAL.

EXECUTION VERSION

VACCGEN INTERNATIONAL, LLC		INTERCELL AG

By:	/s/ [***]	By:	/s/ [***]
Name: [***]		Name: [***]
Title: Member / Manager		Title: Chief Financial Officer
Date: February 25, 2010		Date: February 22, 2010

		By:	/s/ [***]
Name: [***]
Title: Chief Executive Officer

4

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) CUSTOMARILY AND ACTUALLY TREATED BY THE REGISTRANT AS PRIVATE OR CONFIDENTIAL.

EXECUTION VERSION

Annex A

Disclosure Agreement

DISCLOSURE AGREEMENT

THIS DISCLOSURE AGREEMENT (the “Disclosure Agreement”) is made and executed as of February 22, 2010 (the “Effective Date”) by and between Intercell AG, having its principal place of business at Campus Vienna Biocenter 6, A-1030, Vienna, Austria (hereinafter “Intercell”) and VaccGen International, LLC, having its principal place of business at 8 Cambridge Court, Larchmont, New York 10538, U.S.A. (hereinafter “VaccGen”) (collectively, the “Parties”).

Capitalized terms which are used, but not defined in this Disclosure Agreement, shall have the meaning set forth in the Sublicense Agreement entered into by and between Intercell and VaccGen on April 14, 2003 (as amended from time to time, the “Sublicense Agreement”).

Background

WHEREAS, Intercell and VaccGen have entered into that certain Sublicense Agreement;

WHEREAS, the Parties wish to consider after the Effective Date, entering into an amendment to the Sublicense Agreement in a form mutually agreed to by the Parties (such amendment as executed, the “Amendment No. 9”), and

WHEREAS, the Parties have agreed to the terms and conditions of this Disclosure Agreement in advance of entering into any amendment to the Sublicense Agreement.

Agreement

NOW, THEREFORE, for good and valid consideration and intending to be legally bound, the Parties hereby agree as follows:

1. Intercell hereby discloses solely to VaccGen’s outside legal counsel, Bryan Cave LLP, the vaccine sequence information set forth on Exhibit A attached hereto (the “Sequence Information”) on a “HIGHLY CONFIDENTIAL—OUTSIDE COUNSEL ONLY” basis. VaccGen covenants and agrees with Intercell that: (a) the Sequence Information is confidential to Intercell and shall be maintained under secure conditions, using reasonable security measures and in any event not less than the same security measures used by VaccGen for the protection of its confidential information of a similar kind, (b)VaccGen shall direct Bryan Cave LLP not to disclose any of the Sequence Information to VaccGen or any individual or entity affiliated with VaccGen, Cheil or WRAIR (including, but not limited to, experts, consultants, in-house or outside counsel of any of the foregoing) prior to the effective date of Amendment No. 9, and as from the effective date of Amendment No. 9, to disclose Sequence Information only as expressly permitted by Amendment No. 9, and (c) prior to the effective date of Amendment No. 9, no individuals affiliated with Bryan Cave LLP, VaccGen, Cheil or WRAIR (including, but not limited to, experts,

5

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) CUSTOMARILY AND ACTUALLY TREATED BY THE REGISTRANT AS PRIVATE OR CONFIDENTIAL.

EXECUTION VERSION

consultants, in-house or outside counsel of any of the foregoing) who have had access to the Sequence Information will prosecute, supervise, or assist in the prosecution or amendment of any of the Vaccine Patents, and as from the effective date of Amendment No. 9, will be permitted to prosecute, supervise, or assist in the prosecution or amendment of any of the Vaccine Patents only as expressly permitted by Amendment No. 9. For purposes of this Section I, prohibited prosecution shall include, without limitation: invention identification, invention evaluation, the decision whether to file a patent application for an invention, preparation of and/or amendments to original, continuation, divisional, continuation-in-part, request for continued examination, reexamination, reissue, substitute, renewal or convention patent applications, claim drafting, drafting of any document to be filed with the United States Patents and Trademark Office or any foreign patent office, or consultation on any of the above matters with others performing these activities.

2. Notwithstanding anything to the contrary hereinabove, should Bryan Cave LLP (including, but not limited to, experts, consultants or counsel thereto) be obligated by law or legal process to disclose the Sequence Information, or any portion thereof, to a governmental authority, VaccGen shall notify Intercell in writing [***] days in advance of any such disclosure. For the avoidance of doubt, VaccGen and Intercell agree that any portion of the Sequence Information so disclosed shall nonetheless continue to be treated as confidential information.

3. This Disclosure Agreement, including the Exhibit hereto, constitutes the entire agreement between the Parties relating to the subject matter hereof. For the avoidance of doubt, all of the terms and conditions of the Sublicense Agreement shall remain in full force and effect as set forth therein. Each Party represents and warrants to the other Party that this Disclosure Agreement, including the Exhibit hereto, has been duly authorized, executed and delivered by and it and constitutes a valid and legally binding agreement with respect to the subject matter contained herein.

VACCGEN INTERNATIONAL, LLC		INTERCELL AG

By:	/s/ [***]	By:	/s/ [***]
Name: [***]		Name: [***]
Title: Member / Manager		Title: Chief Financial Officer
Date: February 25, 2010		Date: February 22, 2010

		By:	/s/ [***]
Name: [***]
Title: Chief Executive Officer

6

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) CUSTOMARILY AND ACTUALLY TREATED BY THE REGISTRANT AS PRIVATE OR CONFIDENTIAL.

EXECUTION VERSION

Exhibit A to the Disclosure Agreement

Sequence Information

7

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) CUSTOMARILY AND ACTUALLY TREATED BY THE REGISTRANT AS PRIVATE OR CONFIDENTIAL.

EXECUTION VERSION

Annex B

Sequence Information Report

8

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) CUSTOMARILY AND ACTUALLY TREATED BY THE REGISTRANT AS PRIVATE OR CONFIDENTIAL.

EXECUTION VERSION

Annex 3.3(A)

Identified Countries

Group A

[***]

Group B

[***]

9

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) CUSTOMARILY AND ACTUALLY TREATED BY THE REGISTRANT AS PRIVATE OR CONFIDENTIAL.

EXECUTION VERSION

Annex C

Royalty Rates payable by Intercell to VaccGen

10

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) CUSTOMARILY AND ACTUALLY TREATED BY THE REGISTRANT AS PRIVATE OR CONFIDENTIAL.

ANNEX C to Amendment 9

Geographical Summary of Royalty Rates and Payment Periods1

Based on the Status on the Effective Date of Amendment 9

[***]

[1]	[***]

11

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) CUSTOMARILY AND ACTUALLY TREATED BY THE REGISTRANT AS PRIVATE OR CONFIDENTIAL.